                                                                     Exhibit 4.9



                               ARG FUNDING CORP.,

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                  AMENDED AND RESTATED SERIES 1999-1 SUPPLEMENT

                            dated as of June 30, 2000

                                       to

                                 BASE INDENTURE

                          dated as of February 26, 1999













              $550,000,000 Series 1999-1 Floating Rate Rental Car
                         Asset Backed Notes, Class A-1
    $750,000,000 Series 1999-1 5.88% Rental Car Asset Backed Notes, Class A-2 $500,000,000 Series 1999-1 6.02% Rental Car Asset Backed Notes, Class A-3




                                TABLE OF CONTENTS



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PRELIMINARY STATEMENT............................................................................................1

DESIGNATION..................................................................................................... 1

ARTICLE I DEFINITIONS............................................................................................2

ARTICLE II SERIES 1999-1 ALLOCATIONS............................................................................36

         Section 2.1       Establishment of Series 1999-1 Collection Account; Series 1999-1 Accrued Interest
                           Account and Series 1999-1 Excess Collection Account..................................36

         Section 2.2       Allocations with Respect to the Series 1999-1 Notes..................................37

         Section 2.3       Distribution Dates...................................................................40

         Section 2.4       Payment of Note Interest.............................................................43

         Section 2.5       Payment of Note Principal............................................................43

         Section 2.6       Servicer's Failure to Instruct the Trustee to Make a Deposit or Payment..............46

         Section 2.7       Series 1999-1 Reserve Account........................................................47

         Section 2.8       Series 1999-1 Letters of Credit and Series 1999-1 Cash Collateral Account............49

         Section 2.9       Series 1999-1 Distribution Account...................................................53

         Section 2.10      Series 1999-1 Demand Note and Series 1999-1 Interest Rate Cap........................54

ARTICLE III AMORTIZATION EVENTS.................................................................................55

ARTICLE IV RIGHT TO WAIVE PURCHASE RESTRICTIONS.................................................................57

ARTICLE V FORM OF SERIES 1999-1 NOTES...........................................................................59

         Section 5.1       Restricted Global Series 1999-1 Notes................................................59

         Section 5.2       Temporary Global Series 1999-1 Notes: Permanent Global Series 1999-1 Notes...........59

ARTICLE VI TERMINATION OF SERIES SUPPLEMENT.....................................................................60

         Section 6.1       Termination of Series Supplement.....................................................60

         Section 6.2       Application of Trust Money...........................................................61

ARTICLE VII GENERAL.............................................................................................61

         Section 7.1       Optional Repurchase..................................................................61

         Section 7.2       Information..........................................................................62


                                TABLE OF CONTENTS
                                   (CONTINUED)


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         Section 7.3       Series 1999-1 Demand Note............................................................65

         Section 7.4       Exhibits.............................................................................65

         Section 7.5       Ratification of Base Indenture.......................................................65

         Section 7.6       Notice to Surety Provider and Rating Agencies........................................66

         Section 7.7       Surety Provider Deemed Noteholder and Secured Party..................................66

         Section 7.8       Third Party Beneficiary..............................................................66

         Section 7.9       Prior Notice by Trustee to Surety Provider...........................................66

         Section 7.10      Subrogation..........................................................................67

         Section 7.11      Counterparts.........................................................................67

         Section 7.12      Governing Law........................................................................67

         Section 7.13      Amendments...........................................................................67


                                    EXHIBITS

            Exhibit A-1-1:     Form of Restricted Global Class A-1 Note
            Exhibit A-l-2:     Form of Temporary Global Class A-1 Note
            Exhibit A-1-3:     Form of Permanent Global Class A-1 Note
            Exhibit A-2-l:     Form of Restricted Global Class A-2 Note
            Exhibit A-2-2:     Form of Temporary Global Class A-2 Note
            Exhibit A-2-3:     Form of Permanent Global Class A-2 Note
            Exhibit A-3-l:     Form of Restricted Global Class A-3 Note
            Exhibit A-3-2:     Form of Temporary Global Class A-3 Note
            Exhibit A-3-3:     Form of Permanent Global Class A-3 Note
            Exhibit B:         Form of Series 1999-1 Demand Note
            Exhibit C-1:       Series 1999-1 Eligible Non-Program Manufacturers
            Exhibit C-2:       Series 1999-1 Eligible Program Manufacturers
            Exhibit D:         Form of Series 1999-1 Interest Rate Cap
            Exhibit E:         Form of Series 1999-1 Letter of Credit
            Exhibit F:         Form of Lease Payment Deficit Notice
            Exhibit G          Form of Consent
            Exhibit H          Form of Monthly Noteholders' Statement

[Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment as indicated by an * and have been separately filed with the Securities and Exchange Commission.]

                  AMENDED AND RESTATED SERIES 1999-1 SUPPLEMENT, dated as of June 30, 2000 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this "SERIES SUPPLEMENT") between ARG Funding Corp., a special purpose corporation established under the laws of Delaware ("ARG") and The Bank of New York, a New York banking corporation, as trustee (together with its successors in trust under the Base Indenture referred to below, the "TRUSTEE"), to the Base Indenture, dated as of February 26, 1999, between ARG and the Trustee (as amended by the Supplemental Indenture thereto, dated as of June 30, 2000, and as further amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT

                  WHEREAS, pursuant to Sections 2.2 and 12.1 of the Base Indenture, the parties hereto have entered into that certain Series 1999-1 Supplement, dated as of February 26, 1999, as amended by the Supplemental Indenture thereto, dated as of May 28, 1999 (the "ORIGINAL SERIES 1999-1 SUPPLEMENT") for the purpose of issuing the Series 1999-1 Notes (as defined herein);

                  WHEREAS, AutoNation, Inc. (f/k/a Republic Industries, Inc.) ("AUTONATION") and ANC Rental Corporation ("ANC") are party to that certain Separation and Distribution Agreement, dated as of June 30, 2000 (the "SEPARATION AND DISTRIBUTION AGREEMENT"), pursuant to which AutoNation is separating its automotive rental business so that all of the assets and liabilities of its automotive rental business will be owned and assumed by ANC;

                  WHEREAS, SECTION 7.13 of the Original Series 1999-1 Supplement permits the Original Series 1999-1 Supplement to be amended in accordance with the terms of the Base Indenture;

                  WHEREAS, Section 12.2 of the Base Indenture permits ARG and the Trustee with the consent of the Rating Agencies, any applicable Enhancement Provider and the Required Noteholders (such terms and other capitalized terms used but not defined herein shall have the meaning specified in Schedule 1 to the Base Indenture) to enter into one or more indentures supplemental to the Original Series 1999-1 Supplement; and

                  WHEREAS, the parties hereto desire to amend and restate the Original Series 1999-1 Supplement in order, among other things, to provide for the replacement of AutoNation with ANC as the Servicer and Guarantor under the Leases, as Master Servicer under the Master Collateral Agency Agreement and as issuer of the Series 1999-1 Demand Note.

                  NOW, THEREFORE, the parties hereto agree that the Original Series 1999-1 Supplement shall be and hereby is amended and restated in its entirety to read as follows:

                                   DESIGNATION

                  There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated generally Rental Car Asset Backed Notes, Series 1999-1. The Series 1999-1 Notes shall be issued in three classes: (i) Series 1999-1 Floating Rate Rental Car Asset Backed Notes, Class A-1, which shall be designated generally as the Class A-l Notes, (ii) the Series 1999-1 5.88% Rental Car Asset Backed Notes, Class A-2, which shall be designated generally as the Class A-2 Notes and (iii) the Series 1999-1 6.02% Rental Car Asset Backed Notes, Class A-3, which shall be designated generally as the Class A-3 Notes. The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes are referred to collectively as the "Series 1999-1 Notes." The Series 1999-1 Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

                  The proceeds from the sale of the Series 1999-1 Notes (as defined herein) shall be deposited in the Collection Account and used to fund the acquisition of Leasing Company Notes and increases in the principal amounts thereof to the extent that the Leasing Companies have requested funding thereunder and to make payments in reduction of the Invested Amount of other Series of Notes.

                  The Series 1999-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Series Supplement to "all" Series of Notes (and all references in this Series Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                   ARTICLE I

                                   DEFINITIONS

                  All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as SCHEDULE 1 thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture (exclusive of any Series Supplements). All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1999-1 Notes and not to any other Series of Notes issued by ARG. All references herein to the "Series 1999-1 Supplement" shall mean the Base Indenture, as supplemented hereby.

                  The following words and phrases shall have the following meanings with respect to the Series 1999-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "AGGREGATE ASSET AMOUNT DEFICIENCY" means, as of any date of determination, the amount by which the Required Aggregate Asset Amount as of such date exceeds the Aggregate Asset Amount as of such date.

                  "ANC" means ANC Rental Corporation, a Delaware corporation.

                  "BANKRUPT MANUFACTURER SERIES 1999-1 MARKET VALUE ADJUSTMENT PERCENTAGE" means, as of any date of determination, the lower of (i) the lowest Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle Measurement Month Average with respect to any Measurement Month ending within the twelve (12) calendar months preceding such date and (ii) the lowest Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle Fair Market Value Average as of any Determination Date within the twelve (12) calendar months preceding such date.

                  "BANKRUPT MANUFACTURER SERIES 1999-1 NON-PROGRAM VEHICLE FAIR MARKET VALUE AVERAGE" means, as of any date on or after the third Determination Date, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate of the respective Fair Market Values of each Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle subject to the Operating Leases as of the immediately preceding Determination Date and the denominator of which is the aggregate of the Net Book Values of each Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle subject to the Operating Leases as of such immediately preceding Determination Date and (b) 100%.

                  "BANKRUPT MANUFACTURER SERIES 1999-1 NON-PROGRAM VEHICLE MEASUREMENT MONTH AVERAGE" means, with respect to any Measurement Month, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds and Termination Payments paid or payable in respect of all Bankrupt Manufacturer Series 1999-1 Non-Program Vehicles leased under the Operating Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Values of such Vehicles on the dates of their respective sales and (b) 100%; PROVIDED, HOWEVER that, until the completion of the initial three Measurement Months, the Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle Measurement Month Average will be deemed to be 100%.

                  "BANKRUPT MANUFACTURER SERIES 1999-1 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate Net Book Value of all Bankrupt Manufacturer Series 1999-1 Non-Program Vehicles leased under the Operating Leases and the denominator of which is the aggregate Net Book Value of all Series 1999-1 Non-Program Vehicles leased under the Operating Leases as of such date.

                  "BANKRUPT MANUFACTURER SERIES 1999-1 NON-PROGRAM VEHICLES" means each Series 1999-1 Non-Program Vehicle that was manufactured by a Manufacturer who experienced an Event of Bankruptcy on or after the date on which such Series 1999-1 Non-Program Vehicle became subject to an Operating Lease.

                  "CERTIFICATE OF LEASE DEFICIT DEMAND" means a certificate in the form of ANNEX A to the Series 1999-1 Letters of Credit.

                  "CERTIFICATE OF TERMINATION DATE DEMAND" means a certificate in the form of ANNEX D to the Series 1999-1 Letters of Credit.

                  "CERTIFICATE OF TERMINATION DEMAND" means a certificate in the form of ANNEX C to the Series 1999-1 Letters of Credit.

                  "CERTIFICATE OF UNPAID DEMAND NOTE DEMAND" means a certificate in the form of ANNEX B to the Series 1999-1 Letters of Credit.

                  "CLASS A-1/A-2 CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, with respect to the Class A-1 Notes or the Class A-2 Notes for any Related Month during the Class A-l/A-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A-1 Notes and the Class A-2 Notes for the previous Related Month was less than the Class A-l/A-2 Controlled Distribution Amount for the previous Related Month; PROVIDED, HOWEVER that for the first Related Month in the Class A-l/A-2 Controlled Amortization Period, the Class A-1/A-2 Carryover Controlled Amortization Amount shall be zero.

                  "CLASS A-1/A-2 CONTROLLED AMORTIZATION AMOUNT" means (i) with respect to any Related Month other than the last Related Month during the Class A-1/A-2 Controlled Amortization Period, $216,666,666.66 and (ii) with respect to the last Related Month during the Class A-1/A-2 Controlled Amortization Period, $216,666,666.70.

                  "CLASS A-1/A-2 CONTROLLED AMORTIZATION PERIOD" means the period commencing at the close of business on November 1, 2001 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 1999-1 Rapid Amortization Period, (ii) the date on which the Class A-l Notes and the Class A-2 Notes are fully paid, (iii) the Series 1999-1 Termination Date, and (iv) the termination of the Indenture.

                  "CLASS A-1/A-2 CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Related Month during the Class A-l/A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-l/A-2 Controlled Amortization Amount and any Class A-1/A-2 Carryover Controlled Amortization Amount for such Related Month.

                  "CLASS A-1 DEFICIENCY AMOUNT" has the meaning specified in
SECTION 2.3(G) of this Series Supplement.

                  "CLASS A-1 EXPECTED FINAL DISTRIBUTION DATE" means the May 2002 Distribution Date.

                  "CLASS A-1 FINAL DISTRIBUTION DATE" means the May 2003 Distribution Date.

                  "CLASS A-1 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-l Notes, which is $550,000,000.

                  "CLASS A-1 INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class A-1 Outstanding Principal Amount PLUS the sum of (a) the amount of any principal payments made to Class A-1 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-l Noteholders that have been rescinded or otherwise returned by the Class A-1 Noteholders for any reason.

                  "CLASS A-1 MONTHLY INTEREST" means, with respect to any Series 1999-1 Interest Period, an amount equal to the product of (i) the Class A-1 Note Rate for such Series 1999-1 Interest Period, (ii) the Class A-1 Invested Amount on the first day of such Series 1999-1 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 1999-1 Interest Period, the Class A-l Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 1999-1 Interest Period and the denominator of which is 360.

                  "CLASS A-1 NOTE RATE" means, (i) with respect to the initial Series 1999-1 Interest Period, 5.19938% per annum and (ii) with respect to each Series 1999-1 Interest Period thereafter, a rate per annum equal to LIBOR for such Series 1999-1 Interest Period PLUS 0.26% per annum.

                  "CLASS A-1 NOTEHOLDER" means the person in whose name a Class A-1 Note is registered in the Note Register.

                  "CLASS A-1 NOTES" means any one of the Series 1999-1 Floating Rate Rental Car Asset Backed Notes, Class A-1, executed by ARG and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-I, Exhibit A-l-2 or Exhibit A-l-3. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
SECTION 2.18 of the Base Indenture.

                  "CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT" means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount minus (b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date.

                  "CLASS A-2 DEFICIENCY AMOUNT" has the meaning specified in
SECTION 2.18(g) of this Series Supplement.

                  "CLASS A-2 EXPECTED FINAL DISTRIBUTION DATE" means the May 2002 Distribution Date.

                  "CLASS A-2 FINAL DISTRIBUTION DATE" means the May 2003 Distribution Date.

                  "CLASS A-2 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-2 Notes, which is $750,000,000.

                  "CLASS A-2 INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class A-2 Outstanding Principal Amount PLUS the sum of (a) the amount of any principal payments made to Class A-2 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-2 Noteholders that have been rescinded or otherwise returned by the Class A-2 Noteholders for any reason.

                  "CLASS A-2 MONTHLY INTEREST" means, (a) with respect to the initial Series 1999-1 Interest Period, an amount equal to the product of (i) the Class A-2 Note Rate, (ii) the Class A-2 Initial Invested Amount and (iii) 26/360, and (b) with respect to any other Series 1999-1 Interest Period, an amount equal to the product of (i) one-twelfth of the Class A-2 Note Rate and
(ii) the Class A-2 Invested Amount on the first day of such Series 1999-1 Interest Period, after giving effect to any principal payments made on such date.

                  "CLASS A-2 NOTE RATE" means 5.88% per annum.

                  "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered in the Note Register.

                  "CLASS A-2 NOTES" means any one of the Series 1999-1 Fixed Rate Rental Car Asset Backed Notes, Class A-2, executed by ARG and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-l, Exhibit A-2-2 or Exhibit A-2-3. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
SECTION 2.18 of the Base Indenture.

                  "CLASS A-2 OUTSTANDING PRINCIPAL AMOUNT" means, when used with respect to any date, an amount equal to (a) the Class A-2 initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date.

                  "CLASS A-3 CARRYOVER CONTROLLED AMORTIZATION AMOUNT" means, with respect to the Class A-3 Notes for any Related Month during the Class A-3 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A-3 Notes for the previous Related Month was less than the Class A-3 Controlled Distribution Amount for the previous Related Month; PROVIDED, HOWEVER, that for the first Related Month in the Class A-3 Controlled Amortization Period, the Class A-3 Carryover Controlled Amortization Amount shall be zero.

                  "CLASS A-3 CONTROLLED AMORTIZATION AMOUNT" means (i) with respect to any Related Month other than the last Related Month during the Class A-3 Controlled Amortization Period, $83,333,333.33 and (ii) with respect to the last Related Month during the Class A-3 Controlled Amortization Period, $83,333,333.35.

                  "CLASS A-3 CONTROLLED AMORTIZATION PERIOD" means the period commencing at the close of business November 1, 2003 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 1999-1 Rapid Amortization Period, (ii) the date on which the Class A-3 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (iii) the Series 1999-1 Termination Date, and
(iv) the termination of the Indenture.

                  "CLASS A-3 CONTROLLED DISTRIBUTION AMOUNT" means, with respect to any Related Month during the Class A-3 Controlled Amortization Period, an amount equal to the sum of the Class A-3 Controlled Amortization Amount and any Class A-3 Carryover Controlled Amortization Amount for such Related Month.

                  "CLASS A-3 DEFICIENCY AMOUNT" has the meaning specified in
SECTION 2.3(g) of this Series Supplement.

                  "CLASS A-3 EXPECTED FINAL DISTRIBUTION DATE" means the May 2004 Distribution Date.

                  "CLASS A-3 FINAL DISTRIBUTION DATE" means the May 2005 Distribution Date.

                  "CLASS A-3 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Class A-3 Notes, which is $500,000,000.

                  "CLASS A-3 INVESTED AMOUNT" means when used with respect to any date, an amount equal to the Class A-3 Outstanding Principal Amount PLUS the sum of (a) the amount of any principal payments made to Class A-3 Noteholders on or prior to such date with the proceeds of a demand on the Surety Bond and (b) the amount of any principal payments made to Class A-3 Noteholders that have been rescinded or otherwise returned by the Class A-3 Noteholders for any reason.

                  "CLASS A-3 MONTHLY INTEREST" means, (a) with respect to the initial Series 1999-1 Interest Period, an amount equal to the product of (i) the Class A-3 Note Rate, (ii) the Class A-3 Initial Invested Amount and (iii) 26/360, and (b) with respect to any other Series 1999-1 Interest Period, an amount equal to the product of (i) one-twelfth of the Class A-3 Note Rate and
(ii) the Class A-3 Invested Amount on the first day of such Series 1999-1 Interest Period, after giving effect to any principal payments made on such date.

                  "CLASS A-3 NOTE RATE" means 6.02% per annum.

                  "CLASS A-3 NOTEHOLDER" means the Person in whose name a Class A-3 Note is registered in the Note Register.

                  "CLASS A-3 NOTES" means any one of the Series 1999-1 Fixed Rate Rental Car Asset Backed Notes, Class A-3, executed by ARG and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3-l, Exhibit A-3-2 or Exhibit A-3-3. Definitive Class A-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
SECTION 2.18 of the Base Indenture.

                  "CLASS A-3 OUTSTANDING PRINCIPAL AMOUNT" means, when used with respect to any date, an amount equal to (a) the Class A-3 Initial Invested Amount minus (b) the amount of principal payments made to Class A-3 Noteholders on or prior to such date.

                  "CONSENT" has the meaning set forth in ARTICLE IV of this Series Supplement.

                  "CONSENT PERIOD EXPIRATION DATE" has the meaning set forth in
ARTICLE IV of this Series Supplement.

                  "DESIGNATED AMOUNTS" has the meaning set forth in ARTICLE IV of this Series Supplement.

                  "DISBURSEMENT" shall mean any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Disbursement or any Termination Date Disbursement under a Series 1999-1 Letter of Credit, or any combination thereof, as the context may require.

                  "DISPOSITION PROCEEDS" means the net proceeds (other than (i) the portion of the Repurchase Price payable by the Manufacturer pursuant to a Manufacturer Program or (ii) with respect to Series 1999-1 Non-Program Vehicles, the portion of the net proceeds payable by any Lessee pursuant to the applicable Lease) from the sale or disposition of a Vehicle to any Person, whether at an auction or otherwise.

                  "FAIR MARKET VALUE" means, with respect to any Vehicle as of any date of determination, the wholesale market value of such Vehicle as specified in the Related Month's Lease Guide, for the model class and model year of such Vehicle based on the average equipment and the average mileage of each vehicle of such model class and model year; PROVIDED, that if the Lease Guide is not being published or the Lease Guide is being published but such Vehicle is not included therein, the Finance Guide at the beginning of the model year shall be used to estimate the wholesale market value of the Vehicle, based on the Vehicle's model class and model year or the closest model class and model year thereto and a vehicle condition of "average" (as defined in the Finance Guide); PROVIDED, FURTHER, that if the Finance Guide is not being published or the Finance Guide is being published but such Vehicle is not included therein, the wholesale market value of such Vehicle shall be based on an independent third-party data source, and determined in accordance with a methodology, with respect to which the Series 1999-1 Rating Agency Confirmation and Consent Condition shall have been satisfied; PROVIDED, FURTHER, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the wholesale market value of such Vehicle shall be the Capitalized Cost of such Vehicle less depreciation charges at a rate equal to the ANC Historical Depreciation Rate as of such date of the Capitalized Cost of such Vehicle since the date of such Vehicle's purchase.

                  "FINAL DISTRIBUTION DATE" means the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date or the Class A-3 Final Distribution Date.

                  "HYUNDAI" means Hyundai Motor Company Ltd.

                  "INSURANCE AGREEMENT" means the Insurance Agreement, dated as February 26, 1999, among the Surety Provider, the Trustee and ARG, as amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

                  "INSURED PRINCIPAL DEFICIT AMOUNT" means, with respect to any Distribution Date, (a) prior to the Transition Date, the excess, if any, of (i) the Series 1999-1 Outstanding Principal Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (ii) the sum on such Distribution Date of (A) the product of (x) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Overcollateralization Amount as of such Distribution Date and the denominator of which is equal to the Required Aggregate Asset Amount and (y) the Aggregate Asset Amount on such Distribution Date, (B) the Series 1999-1 Available Reserve Account Amount and (C) the Series 1999-1 Letter of Credit Amount and (b) on or after the Transition Date, the excess, if any, of (i) the Series 1999-1 Outstanding Principal Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (ii) the sum on such Distribution Date of (A) the Series 1999-1 Operating Lease Asset Amount, (B) the Series 1999-1 Available Reserve Account Amount and (C) the Series 1999-1 Letter of Credit Amount.

                  "ISUZU" means American Isuzu Motors, Inc., a California corporation.

                  "LEASE DEFICIT DISBURSEMENT" means an amount drawn under a Series 1999-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

                  "LEASE PAYMENT DEFICIT NOTICE" has the meaning specified in
SECTION 2.3(c) of this Series Supplement.

                  "LIBOR" means, with respect to each Series 1999-1 Interest Period, a rate per annum to be determined by the Trustee as follows:

                  On each LIBOR Determination Date until the Class A-1 Invested Amount is paid in full, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date;

                  If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee will request the principal London offices of each of four major banks in the London interbank market selected by the Trustee to provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Series 1999-1 Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Series 1999-1 Interest Period will be the arithmetic mean of such quotations (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)); or

                  If fewer than two such quotations are provided, "LIBOR" for such Series 1999-1 Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Series 1999-1 Interest Period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Series 1999-1 Interest Period will be the same as "LIBOR" for the immediately preceding Series 1999-1 Interest Period.

                  "LIBOR DETERMINATION DATE" means, with respect to any Series 1999-1 Interest Period, the second London Banking Day preceding the first day of such Series 1999-1 Interest Period.

                  "LONDON BANKING DAY" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "MAZDA" means Mazda Motor of America, Inc.

                  "MEASUREMENT MONTH" on any date, means each calendar month, or the smallest number of consecutive calendar months, preceding such date in which at least the lesser of the following (a) and (b) were sold at auction (excluding salvage sales): (a) the greater of (x) one-twelfth of the number of Series 1999-1 Non-Program Vehicles leased under the Operating Leases as of the last day of such calendar month or consecutive calendar months and (y) 750 and (b) 2,000 Series 1999-1 Non-Program Vehicles leased under the Operating Leases were sold at auction; PROVIDED, HOWEVER, that no calendar month included in a single Measurement Month shall be included in any other Measurement Month.

                  "MITSUBISHI" means Mitsubishi Motors Corp.

                  "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 1999-1 Principal Allocations with respect to such Related Month.

                  "NEWER SERIES 1999-1 NON-PROGRAM VEHICLE FAIR MARKET VALUE AVERAGE" means, as of any date on or after the third Determination Date, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate of the respective Fair Market Values of each Newer Series 1999-1 Non-Program Vehicle subject to the Operating Leases as of the immediately preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the aggregate of the Net Book Values of each Newer Series 1999-1 Non-Program Vehicle subject to the Operating Leases as of such immediately preceding Determination Date and the two Determination Dates precedent thereto and (b) 100%.

                  "NEWER SERIES 1999-1 NON-PROGRAM VEHICLE MARKET VALUE ADJUSTMENT PERCENTAGE" means, as of any date of determination, the lower of (i) the lowest Newer Series 1999-1 Non-Program Vehicle Measurement Month Average with respect to any Measurement Month ending within the twelve (12) calendar months preceding such date and (ii) the lowest Newer Series 1999-1 Non-Program Vehicle Fair Market Value Average as of any Determination Date within the twelve
(12) calendar months preceding such date.

                  "NEWER SERIES 1999-1 NON-PROGRAM VEHICLE MEASUREMENT MONTH AVERAGE" means, with respect to any Measurement Month, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate amounts of Disposition Proceeds and Termination Payments paid or payable in respect of all Newer Series 1999-1 Non-Program Vehicles leased under the Operating Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month and the denominator of which is the aggregate Net Book Values of such Vehicles on the dates of their respective sales and (b) 100%; PROVIDED, HOWEVER, that, until the completion of the initial three Measurement Months, the Newer Series 1999-1 Non-Program Vehicle Measurement Month Average will be deemed to be 100%.

                  "NEWER SERIES 1999-1 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate Net Book Value of all Newer Series 1999-1 Non-Program Vehicles leased under the Operating Leases and the denominator of which is the aggregate Net Book Value of all Series 1999-1 Non-Program Vehicles leased under the Operating Leases as of such date.

                  "NEWER SERIES 1999-1 NON-PROGRAM VEHICLES" means each Series 1999-1 Non-Program Vehicle that is not a Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle and that is not older than twenty-four (24) months from the date of the original manufacturer invoice therefor.

                  "NISSAN" means, collectively, Nissan North America, Inc., a California corporation, and Nissan Motor Corporation in Hawaii, Ltd. a Hawaii corporation.

                  "OLDER SERIES 1999-1 NON-PROGRAM VEHICLE FAIR MARKET VALUE AVERAGE" means, as of any date on or after the third Determination Date, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate of the respective Fair Market Values of each Older Series 1999-1 Non-Program Vehicle subject to the Operating Leases as of the immediately preceding Determination Date and the denominator of which is the aggregate of the Net Book Values of each Older Series 1999-1 Non-Program Vehicle subject to the Operating Leases as of such immediately preceding Determination Date and (b) 100%.

                  "OLDER SERIES 1999-1 NON-PROGRAM VEHICLE MARKET VALUE ADJUSTMENT PERCENTAGE" means, as of any date of determination, the lower of (i) the lowest Older Series 1999-1 Non-Program Vehicle Measurement Month Average with respect to any Measurement Month ending within the twelve (12) calendar months preceding such date and (ii) the lowest Older Series 1999-1 Non-Program Vehicle Fair Market Value Average as of any Determination Date within the twelve
(12) calendar months preceding such date.

                  "OLDER SERIES 1999-1 NON-PROGRAM VEHICLE MEASUREMENT MONTH AVERAGE" means, with respect to any Measurement Month, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds and Termination Payments paid or payable in respect of all Older Series 1999-1 Non-Program Vehicles leased under the Operating Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Values of such Vehicles on the dates of their respective sales and (b) 100%; PROVIDED, HOWEVER, that, until the completion of the initial three Measurement Months, the Older Series 1999-1 Non-Program Vehicle Measurement Month Average will be deemed to be 100%.

                  "OLDER SERIES 1999-1 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate Net Book Value of all Older Series 1999-1 Non-Program Vehicles leased under the Operating Leases and the denominator of which is the aggregate Net Book Value of all Series 1999-1 Non-Program Vehicles leased under the Operating Leases as of such date.

                  "OLDER SERIES 1999-1 NON-PROGRAM VEHICLES" means each Series 1999-1 Non-Program Vehicle that is neither a Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle nor a Newer Series 1999-1 Non-Program Vehicle.

                  "OPERATING LEASE ASSET AMOUNT DEFICIENCY" means, on any date of determination, the amount by which the aggregate Required Operating Lease Asset Amount with respect to all Series of Notes exceeds the Operating Lease Asset Amount on such date.

                  "OUTSTANDING" means with respect to the Series 1999-1 Notes, all Series 1999-1 Notes theretofore authenticated and delivered under the Indenture, EXCEPT (a) Series 1999-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 1999-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 1999-1 Distribution Account and are available for payment of such Series 1999-1 Notes, and Series 1999-1 Notes which are considered paid pursuant to
SECTION 8.1 of the Base Indenture, or (c) Series 1999-1 Notes in exchange for or in lieu of other Series 1999-1 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 1999-1 Notes are held by a purchaser for value.

                  "PERMANENT GLOBAL CLASS A-1 NOTE" has the meaning specified
SECTION 5.2 of this Series Supplement.

                  "PERMANENT GLOBAL CLASS A-2 NOTE" has the meaning specified in
SECTION 5.2 of this Series Supplement.

                  "PERMANENT GLOBAL CLASS A-3 NOTE" has the meaning specified in
SECTION 5.2 of this Series Supplement.

                  "PRE-PREFERENCE PERIOD DEMAND NOTE PAYMENTS" means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 1999-1 Demand Note included in the Series 1999-1 Demand Note Payment Amount as of the Series 1999-1 Letter of Credit Termination Date that were paid by ANC more than one year before such date of determination; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC occurs during such one year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 1999-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

                  "PRINCIPAL DEFICIT AMOUNT" means, with respect to any Distribution Date, (a) prior to the Transition Date, the excess, if any, of (i) the Series 1999-1 Invested Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (ii) the product on such Distribution Date of (x) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Overcollateralization Amount and the denominator of which is equal to the Required Aggregate Asset Amount and (y) the Aggregate Asset Amount and (b) on or after the Transition Date, the excess, if any, of (i) the Series 1999-1 Invested Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (ii) the Series 1999-1 Operating Lease Asset Amount on such Distribution Date.

                  "PRO RATA SHARE" means, with respect to any Series 1999-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 1999-1 Letter of Credit Provider's Series 1999-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 1999-1 Letters of Credit as of such date; PROVIDED, that only for purposes of calculating the Pro Rata Share with respect to any Series 1999-1 Letter of Credit Provider as of any date, if such Series 1999-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 1999-1 Letter of Credit made prior to such date, the available amount under such Series 1999-1 Letter of Credit Provider's Series 1999-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 1999-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by any of the Lessees or ANC, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Series 1999-1 Letter of Credit).

                  "QUALIFIED INTEREST RATE CAP PROVIDER" shall mean (i) at the time of the entering into the related Series 1999-1 Interest Rate Cap, a bank or financial institution acceptable to the Insurer having a long-term unsecured senior debt rating of at least "Aa3" from Moody's and "AA-" from Standard & Poor's and (ii) at any other time, a bank or financial institution having a long-term unsecured debt rating (A) of at least "AA-" from Standard & Poor's or
(B) of less than "Aa3" from Moody's or less than "AA-" from Standard & Poor's who has provided collateral for its obligations under the related Series 1999-1 Interest Rate Cap (subject to terms and with assets satisfactory to the Surety Provider) within 30 days of no longer meeting the rating criteria specified in the preceding clause (i); provided that at no time shall a bank or financial institution with a long-term unsecured debt rating of less than "Baa1" from Moody's or less than "BBB+" from Standard & Poor's be a Qualified Interest Rate Cap Provider, or which has had either such rating withdrawn or suspended.

                  "RATING AGENCIES" means, with respect to the Series 1999-1 Notes, Standard & Poor's, Moody's and any other nationally recognized rating agency rating the Series 1999-1 Notes at the request of ARG.

                  "RECORD DATE" means, with respect to any Distribution Date, the last day of the Related Month.

                  "REQUIRED NOTEHOLDERS" means with respect to the Series 1999-1 Notes subject to SECTION 7.7 of this Series Supplement, Series 1999-1 Noteholders holding 50% or more of the

Series 1999-1 Invested Amount (excluding any Series 1999-1 Notes held by ARG or any Affiliate of ARG).

                  "RESTRICTED GLOBAL CLASS A-1 NOTE" has the meaning specified in SECTION 5.1 of this Series Supplement.

                  "RESTRICTED GLOBAL CLASS A-2 NOTE" has the meaning specified in SECTION 5.1 of this Series Supplement.

                  "RESTRICTED GLOBAL CLASS A-3 NOTE" has the meaning specified in SECTION 5.1 of this Series Supplement.

                  "SERIES 1999-1 ACCRUED AMOUNTS" means, on any date of determination, the sum of (i) accrued and unpaid interest on the Series 1999-1 Notes as of such date, (ii) the Surety Provider Fee, if any, payable by ARG on such date, (iii) any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement (other than any amounts due in respect of unreimbursed draws under the Surety Bond) and (iv) the product of (A) the Carrying Charges payable on such date TIMES (B) the Series 1999-1 Percentage as of the immediately preceding Distribution Date.

                  "SERIES 1999-1 ACCRUED INTEREST ACCOUNT" has the meaning specified in SECTION 2.1(b) of this Series Supplement.

                  "SERIES 1999-1 ADJUSTED MONTHLY INTEREST" means, (a) for the initial Distribution Date, $7,265,328.22 and (b) for any other Distribution Date, the sum of (i) with respect to the Series 1999-1 Interest Period ending on the day preceding such Distribution Date, the sum of (A) an amount equal to the product of (1) the Class A-l Note Rate for such Series 1999-1 Interest Period,
(2) the Class A-1 Outstanding Principal Amount on the first day of such Series 1999-1 Interest Period, after giving effect to any principal payments made on such date, and (3) a fraction, the numerator of which is the number of days in such Series 1999-1 Interest Period and the denominator of which is 360, (B) an amount equal to the product of (1) one-twelfth of the Class A-2 Note Rate and
(2) the Class A-2 Outstanding Principal Amount on the first day of such Series 1999-1 Interest Period, after giving effect to any principal payments made on such date, and (C) an amount equal to the product of (l) one-twelfth of the Class A-3 Note Rate and (2) the Class A-3 Outstanding Principal Amount on the first day of such Series 1999-1 Interest Period, after giving effect to any principal payments made on such date, and (ii) an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts).

                  "SERIES 1999-1 AGGREGATE HYUNDAI/ISUZU/SUBARU/SUZUKI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date:
(i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Hyundai, Isuzu, Subaru or Suzuki and not turned in to Hyundai, Isuzu, Subaru or Suzuki, as the case may be, pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Hyundai, Isuzu, Subaru or Suzuki under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki, as the case may be, and turned in to such Manufacturers pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related

Leasing Company Indenture and owed by Hyundai, Isuzu, Subaru or Suzuki under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki that have been delivered for Auction pursuant to a Manufacturer Program with Hyundai, Isuzu, Subaru or Suzuki, as the case may be, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai, Isuzu, Subaru or Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 ARG LIQUIDATION EVENT" means, so long as such event or condition continues, (i) the occurrence of an Event of Bankruptcy with respect to ARG, any Leasing Company, the general partner of any Leasing Company, any Lessee or ANC or (ii) any event or condition of the type specified in CLAUSE
(a) through (n) of Article III of this Series Supplement that continues for thirty (30) days (without double counting the cure period, if any, provided therein) PROVIDED, HOWEVER, that any event or condition of the type specified in CLAUSES (a) through (j) or (m) or (n) of ARTICLE III of this Series Supplement shall not constitute a Series 1999-1 ARG Liquidation Event if within such thirty
(30) day period, such Amortization Event shall have been cured, and, after such cure is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 1999-1 ARG Liquidation Event.

                  "SERIES 1999-1 AVAILABLE CASH COLLATERAL ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 1999-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

                  "SERIES 1999-1 AVAILABLE RESERVE ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 1999-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

                  "SERIES 1999-1 CASH COLLATERAL ACCOUNT" has the meaning specified in SECTION 2.8(d) of this Series Supplement.

                  "SERIES 1999-1 CASH COLLATERAL ACCOUNT COLLATERAL" has the meaning specified in SECTION 2.8(d) of this Series Supplement.

                  "SERIES 1999-1 CASH COLLATERAL ACCOUNT SURPLUS" means, with respect to any Distribution Date, the lesser of (a) the Series 1999-1 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 1999-1 Liquidity Amount over the Series 1999-1 Required Liquidity Amount on such Distribution Date (after giving effect to any withdrawal from the Series 1999-1 Reserve Account on such Distribution Date) and (B) the excess, If any, of the Series 1999-1 Required Enhancement Amount over the Series 1999-1 Enhancement Amount on such Distribution Date (after giving effect to any withdrawal from the Series 1999-1 Reserve Account on such Distribution Date); provided, HOWEVER that, on any date after the Series 1999-1 Letter of Credit Termination Date, the Series 1999-1 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 1999-1 Available Cash Collateral Account Amount over (y) the Series 1999-1 Demand Note Payment Amount MINUS the Pre-Preference Period Demand Note Payments as of such date.

                  "SERIES 1999-1 CASH COLLATERAL PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 1999-1 Letter of Credit Liquidity Amount as of such date.

                  "SERIES 1999-1 CLOSING DATE" means February 26, 1999.

                  "SERIES 1999-1 COLLATERAL" means the Collateral, each Series 1999-1 Letter of Credit, the Series 1999-1 Demand Note, the Series 1999-1 Interest Rate Cap, the Series 1999-1 Cash Collateral Account Collateral, the Series 1999-1 Distribution Account Collateral and the Series 1999-1 Reserve Account Collateral.

                  "SERIES 1999-1 COLLECTION ACCOUNT" has the meaning specified in SECTION 2.1(b) of this Series Supplement.

                  "SERIES 1999-1 CONTROLLED AMORTIZATION PERIOD" means the Class A-l/A-2 Controlled Amortization Period or the Class A-3 Controlled Amortization Period.

                  "SERIES 1999-1 DEMAND NOTE" means the demand note made by ANC to ARG in the principal amount of $9,000,000, substantially in the form of EXHIBIT B to this Series Supplement, as amended, modified or restated from time to time.

                  "SERIES 1999-1 DEMAND NOTE PAYMENT AMOUNT" means, as of the Series 1999-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 1999-1 Demand Note pursuant to SECTION 2.5(b) or (c) of this Series Supplement that were deposited into the Series 1999-1 Distribution Account and paid to the Series 1999-1 Noteholders during the one year period ending on the Series 1999-1 Letter of Credit Termination Date; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred during such one year period, the Series 1999-1 Demand Note Payment Amount as of the Series 1999-1 Letter of Credit Termination Date shall equal the Series 1999-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

                  "SERIES 1999-1 DEPOSIT DATE" has the meaning specified in
SECTION 2.2 of this Series Supplement.

                  "SERIES 1999-1 DISTRIBUTION ACCOUNT" has the meaning specified
SECTION 2.9(a) of this Series Supplement.

                  "SERIES 1999-1 DISTRIBUTION ACCOUNT COLLATERAL" has the meaning specified in SECTION 2.9(D) of this Series Supplement.

                  "SERIES 1999-1 ELIGIBLE LETTER OF CREDIT PROVIDER" means (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution, in each case, satisfactory to ARG and the Surety Provider and having, at the time of the issuance of the related Series 1999-1 Letter of Credit, a long-term debt rating of at least "A+" from S&P and at least "Al" from Moody's.

                  "SERIES 1999-1 ELIGIBLE MANUFACTURER PROGRAM" means, at anytime, a Manufacturer Program that is in full force and effect with a Series 1999-1 Eligible Program Manufacturer; PROVIDED that with respect to any new Manufacturer Program (including a new model year Manufacturer Program of a Series 1999-1 Eligible Program Manufacturer and a Manufacturer Program of a new Manufacturer) that is proposed for consideration after the date hereof as a Series 1999-1 Eligible Manufacturer Program, prior to such new Manufacturer Program constituting a "Series 1999-1 Eligible Manufacturer Program" hereunder, ARG shall have satisfied the Series 1999-1 Rating Agency Confirmation and Consent Condition with respect to such Series 1999-1 Eligible Manufacturer Program; and PROVIDED, FURTHER that, if there is a material change to a Manufacturer Program during a model year, ARG shall have satisfied the Series 1999-1 Rating Agency Confirmation and Consent Condition with respect to such change prior to such Manufacturer Program, as changed, constituting a "Series 1999-1 Eligible Manufacturer Program."

                  "SERIES 1999-1 ELIGIBLE NON-PROGRAM MANUFACTURER" means (a) each Manufacturer listed on EXHIBIT C-1 to this Series Supplement, and (b) any other Manufacturer with respect to which ARG has satisfied the Series 1999-1 Rating Agency Confirmation and Consent Condition, unless, in each case, (i) a Manufacturer Event of Default has occurred pursuant to CLAUSE (i) of the definition thereof with respect to such Manufacturer and such

Manufacturer is not generally paying its debts as they are due or (ii) such Manufacturer has experienced an Event of Bankruptcy.

                  "SERIES 1999-1 ELIGIBLE PROGRAM MANUFACTURER" means (a) each Manufacturer (i) (1) who is listed on EXHIBIT C-2 to this Series Supplement, (2) who, at the time that the Manufacturer Program to which such Manufacturer is a party is proposed for consideration as a Series 1999-1 Eligible Manufacturer Program, is rated or whose parent is rated at least "BBB-" by S&P and "Baa3" by Moody's and who is then acceptable to the Surety Provider (who has agreed not to unreasonably withhold its acceptance of any such Manufacturer) or (3) with respect to which ARG has satisfied the Series 1999-1 Rating Agency Confirmation and Consent Condition, (ii) who has a Manufacturer Program and (iii) who has not experienced a Manufacturer Event of Default which is continuing and (b) Nissan so long as it (i) is rated at least "BBB-" by S&P and "Baa3" by Moody's, (ii) has a Manufacturer Program and (iii) has not experienced a Manufacturer Event of Default which is continuing.

                  "SERIES 1999-1 ENHANCEMENT" means the Series 1999-1 Cash Collateral Account Collateral, each Series 1999-1 Letter of Credit, the Series 1999-1 Overcollateralization Amount and the Series 1999-1 Reserve Account.

                  "SERIES 1999-1 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum, as of such date, of (i) the Series 1999-1 Overcollateralization Amount, (ii) the Series 1999-1 Letter of Credit Amount,
(iii) the Series 1999-1 Available Reserve Account Amount and (iv) on any date on which no Operating Lease Asset Amount Deficiency exists, the amount on deposit in the Series 1999-1 Excess Collection Account.

                  "SERIES 1999-1 ENHANCEMENT DEFICIENCY" means, as of any date of determination, the amount by which the Series 1999-1 Enhancement Amount is less than the Series 1999-1 Required Enhancement Amount as of such date.

                  "SERIES 1999-1 EXCESS COLLECTION ACCOUNT" has the meaning specified in SECTION 2.1(b) of this Series Supplement.

                  "SERIES 1999-1 HYUNDAI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Hyundai and not turned in to Hyundai pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Hyundai under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai and turned in to Hyundai pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Hyundai under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai that have been delivered for Auction pursuant to a Manufacturer Program with Hyundai, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, P1US (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Hyundai that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Hyundai Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 INITIAL INVESTED AMOUNT" means the sum of the Class A-1 Initial Invested Amount, the Class A-2 Initial Invested Amount and the Class A-3 Initial Invested Amount.

                  "SERIES 1999-1 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER that the initial Series 1999-1 Interest Period shall commence on and include the Series 1999-1 Closing Date and end on and include March 21, 1999.

                  "SERIES 1999-1 INTEREST RATE CAP" means Rate Cap Transaction Agreement, dated as of February 23, 1999, between ARG and ABN AMRO Bank N.V., Chicago Branch, substantially in the form of EXHIBIT D to this Series Supplement.

                  "SERIES 1999-1 INVESTED AMOUNT" means, as of any date of determination, the sum of the Class A-1 Invested Amount, the Class A-2 Invested Amount and the Class A-3 Invested Amount as of such date.

                  "SERIES 1999-1 INVESTED PERCENTAGE" means as of any date of determination:

                  (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Overcollateralization Amount, determined during the Series 1999-1 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 1999-1 Closing Date), or, during the Series 1999-1 Controlled Amortization Period and the Series 1999-1 Rapid Amortization Period, as of the end of the Series 1999-1 Revolving Period, and the denominator of which is the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1999-1 Closing Date, and (II) as of the same date as in clause (I), the Required Aggregate Asset Amount; and

                  (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series 1999-1 Accrued Amounts on such date of determination, and the denominator of which is the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

                  "SERIES 1999-1 ISUZU AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Isuzu and not turned in to Isuzu pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Isuzu under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu and turned in to Isuzu pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Isuzu under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Isuzu Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing

Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 LEASE PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 2.2(a), (b), (c), (d) or (e) of this Series Supplement would have been allocated to the Series 1999-1 Noteholders if all payments required under the Leases to have been made during the period from and excluding the immediately preceding Distribution Date to and including such Distribution Date were made in full, over the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 2.2(a), (b), (c), (d) or (e) of this Series Supplement have been allocated to the Series 1999-1 Noteholders during such period. For this purpose, amounts paid or determined pursuant to SECTION 2.2(a)(ii),
(b)(ii), (c)(ii), (d)(ii) and (e)(ii) of this Series Supplement shall be deemed allocated to the Series 1999-1 Noteholders.

                  "SERIES 1999-1 LETTER OF CREDIT" means an irrevocable letter of credit, if any, substantially in the form of EXHIBIT E to this Series Supplement issued by a Series 1999-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 1999-1 Noteholders in form and substance satisfactory to the Surety Provider.

                  "SERIES 1999-1 LETTER OF CREDIT AMOUNT" means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 1999-1 Letter of Credit, as specified therein, and (ii) if the Series 1999-1 Cash Collateral Account has been established and funded pursuant to SECTION 2.8 of this Series Supplement, the Series 1999-1 Available Cash Collateral Account Amount on such date and (b) the outstanding principal amount of the Series 1999-1 Demand Note on such date.

                  "SERIES 1999-1 LETTER OF CREDIT EXPIRATION DATE" means, with respect to any Series 1999-1 Letter of Credit, the expiration date set forth in such Series 1999-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 1999-1 Letter of Credit.

                  "SERIES 1999-1 LETTER OF CREDIT LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 1999-1 Letter of Credit, as specified therein, and (b) if the Series 1999-1 Cash Collateral Account has been established and funded pursuant to SECTION 2.8 of this Series Supplement, the Series 1999-1 Available Cash Collateral Account Amount on such date.

                  "SERIES 1999-1 LETTER OF CREDIT PROVIDER" means the issuer of a Series 1999-1 Letter of Credit.

                  "SERIES 1999-1 LETTER OF CREDIT TERMINATION DATE" means the first to occur of (a) the date on which the Series 1999-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (b) the

Series 1999-1 Termination Date and (c) such earlier date consented to by the Surety Provider and the Rating Agencies which consent by the Surety Provider shall be in writing.

                  "SERIES 1999-1 LIQUIDITY AMOUNT" means, as of any date of determination, the sum of (a) the amount available to be drawn on such date under the Series 1999-1 Letters of Credit, as specified therein, (b) if the Series 1999-1 Cash Collateral Account has been established and funded pursuant to SECTION 2.8 of this Series Supplement, the Series 1999-1 Available Cash Collateral Account Amount on such date and (c) the Series 1999-1 Available Reserve Account Amount on such date.

                  "SERIES 1999-1 MAXIMUM AGGREGATE HYUNDAI/ISUZU/SUBARU/SUZUKI/ AMOUNT" means, as of any day, with respect to Hyundai, Isuzu, Subaru and Suzuki, in the aggregate, an amount equal to *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount" shall equal *% of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM AMOUNT" means any of the Series 1999-1 Maximum Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount, the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount, the Series 1999-1 Maximum Mazda Amount, the Series 1999-1 Maximum Mazda Program Vehicle Amount, the Series 1999-1 Maximum Mitsubishi Amount, the Series 1999-1 Maximum Nissan Amount, the Series 1999-1 Maximum Non-Eligible Manufacturer Amount or the Series 1999-1 Maximum Non-Program Vehicle Amount.

                  "SERIES 1999-1 MAXIMUM INDIVIDUAL HYUNDAI/ISUZU/SUBARU/SUZUKI AMOUNT" means, as of any day, with respect to Hyundai, Isuzu, Subaru or Suzuki, individually, an amount equal to *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Individual Hyundai/Isuzu/ Subaru/Suzuki Amount" shall equal *% of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM MAZDA AMOUNT" means, as of any day, an amount equal to *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Mazda Amount" shall equal *% of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM MAZDA PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to (a) if Mazda is rated at least "BBB-" by Standard & Poor's and "Baa3" by Moody's, *%of the Operating Lease Asset Amount on such day and (b) if Mazda is not rated at least "BBB-" by Standard & Poor's and "Baa3" by Moody's, *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Mazda Program Vehicle Amount" shall be calculated based on either *% or *%, as the case may be, of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Mitsubishi Amount" shall equal *% of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM NISSAN AMOUNT" means, as of any day, an amount equal to *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Nissan Amount" shall equal *% of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to *% of the Operating Lease Asset Amount on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Non-Eligible Manufacturer Amount" shall equal *% of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to the Series 1999-1 Maximum Non-Program Vehicle Percentage of the Operating Lease Asset Amount on such day; PROVIDED, however, that as of any day prior to the Transition Date, the "Series 1999-1 Maximum Non-Program Vehicle Amount" shall equal the Series 1999-1 Maximum Non-Program Vehicle Percentage of the Aggregate Asset Amount.

                  "SERIES 1999-1 MAXIMUM NON-PROGRAM VEHICLE PERCENTAGE" means *% or such lesser percentage as may be agreed to in writing by ARG and the Surety Provider (initially *%) on or after the Series 1999-1 Closing Date, with prompt written notice thereof delivered by ARG to the Trustee.

                  "SERIES 1999-1 MAZDA AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Mazda and not turned in to Mazda pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Mazda under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda and turned in to Mazda pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Mazda under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the

Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Mazda Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 MAZDA PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Series 1999-1 Program Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Mazda and not turned in to Mazda pursuant to its Manufacturer Program, if any, or delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Mazda under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda and turned in to Mazda pursuant to any such Manufacturer Program or delivered for Auction pursuant to any Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Mazda under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles that were Series 1999-1 Program Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been delivered for Auction, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles that were Series 1999-1 Program Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles that were Series 1999-1 Program Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Mazda Program Vehicle Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 MITSUBISHI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Mitsubishi and not turned in to Mitsubishi pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Mitsubishi under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi and turned in to Mitsubishi pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Mitsubishi under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Mitsubishi Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 MONTHLY INTEREST" means, with respect to any Series 1999-1 Interest Period, the sum of Class A-1 Monthly Interest, Class A-2 Monthly Interest and Class A-3 Monthly Interest for such Series 1999-1 Interest Period.

                  "SERIES 1999-1 NISSAN AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Nissan and not turned in to Nissan pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Nissan under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Nissan and turned in to Nissan pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Nissan under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Nissan Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Manufacturers other than Series 1999-1 Eligible Program Manufacturers or Series 1999-1 Eligible Non-Program Manufacturers and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents,

PLUS (ii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Manufacturers other than Series 1999-1 Eligible Program Manufacturers or Series 1999-1 Eligible Non-Program Manufacturers that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable on such date under the Operating Leases, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Manufacturers other than Series 1999-1 Eligible Program Manufacturers or Series 1999-1 Eligible Non-Program Manufacturers that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSE (iii) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Non-Eligible Manufacturer Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Vehicles that are leased and were leased as of the applicable disposition date under all of the Leases and not only those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 NON-PROGRAM VEHICLE" means a Vehicle that is not subject to a Series 1999-1 Eligible Manufacturer Program.

                  "SERIES 1999-1 NON-PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Series 1999-1 Non-Program Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS
(ii) with regard to Eligible Vehicles that were Series 1999-1 Non-Program Vehicles leased under the Operating Leases (as of the applicable disposition date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (iii) with regard to Eligible Vehicles that were Series 1999-1 Non-Program Vehicles leased under the Operating Leases (as of the applicable disposition date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSE (ii) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Non-Program Vehicle Amount" shall be calculated based on the foregoing amount that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Vehicles that are leased and were leased as of the applicable disposition date under all of the Leases and not only those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 NON-PROGRAM VEHICLE MARKET VALUE ADJUSTMENT PERCENTAGE" means, as of any date of determination, the sum of (a) the product of (i) the Newer Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage as of such date and (ii) the Newer Series 1999-1 Non-Program Vehicle Percentage as of such date, (b) the product of (i) the Older Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage as of such date and (ii) the Older Series 1999-1 Non-Program Vehicle Percentage as of such date and (c) the product of (i) the Bankrupt Manufacturer Series 1999-1 Market Value Adjustment Percentage as of such date and (ii) the Bankrupt Manufacturer Series 1999-1 Non-Program Vehicle Percentage as of such date.

                  "SERIES 1999-1 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Non-Program Vehicle Amount as of such date and the denominator of which is the Operating Lease Asset Amount as of such date; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Non-Program Vehicle Percentage" will equal the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Non-Program Vehicle Amount and the denominator of which is the Aggregate Asset Amount.

                  "SERIES 1999-1 NOTE RATE" means the Class A-1 Note Rate, the Class A-2 Note Rate or the Class A-3 Note Rate, as the context may require.

                  "SERIES 1999-1 NOTEHOLDERS" means, collectively, the Class A-l Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders.

                  "SERIES 1999-1 NOTES" means, collectively, the Class A-l Notes, the Class A-2 Notes and the Class A-3 Notes.

                  "SERIES 1999-1 OPERATING LEASE ASSET AMOUNT" means, as of any date of determination, the sum of (i) the product of (a) the Series 1999-1 Operating Lease Percentage as of such date and (b) the Operating Lease Asset Amount as of such date and (ii) the amount of cash and Permitted Investments on deposit in the Series 1999-1 Excess Collection Account as of such date.

                  "SERIES 1999-1 OPERATING LEASE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Required Operating Lease Asset Amount as of such date and the denominator of which is the sum of the Required Operating Lease Asset Amounts for all Series of Notes as of such date.

                  "SERIES 1999-1 OUTSTANDING PRINCIPAL AMOUNT" means, as of any date of determination, the sum of the Class A-l Outstanding Principal Amount, the Class A-2 Outstanding Principal Amount and the Class A-3 Outstanding Principal Amount as of such date.

                  "SERIES 1999-1 OVERCOLLATERALIZATION AMOUNT" means (i) as of any date prior to the Transition Date (A) on which no Aggregate Asset Amount Deficiency exists, the Series 1999-1 Required Overcollateralization Amount as of such date or (B) on which an Aggregate Asset Amount Deficiency exists, the excess, if any, of (l) the product of the Aggregate Asset Amount and the percentage equivalent of a fraction, the numerator of which is the sum of the

Series 1999-1 Invested Amount and the Series 1999-1 Required Overcollateralization as of such date and the denominator of which is the Required Aggregate Asset Amount as of such date over (2) the Series 1999-1 Invested Amount as of such date and (ii) as of the Transition Date or any date thereafter (A) on which no Operating Lease Asset Amount Deficiency exists, the Series 1999-1 Required Overcollateralization Amount as of such date or (B) on which an Operating Lease Asset Amount Deficiency exists, the excess, if any, of the Series 1999-1 Operating Lease Asset Amount over the Series 1999-1 Invested Amount as of such date.

                  "SERIES 1999-1 PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Invested Amount as of such date and the denominator of which is the sum of the Invested Amounts for all Series of Notes as of such date.

                  "SERIES 1999-1 PRINCIPAL ALLOCATION" has the meaning specified in Section 2.2(a)(ii) of this Series Supplement.

                  "SERIES 1999-1 PROGRAM VEHICLE" means a Vehicle subject to a Series 1999-1 Eligible Manufacturer Program.

                  "SERIES 1999-1 PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amount are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Series 1999-1 Program Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Manufacturers under Manufacturer Programs with respect to Eligible Vehicles that were Series 1999-1 Program Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable Disposition
Date) and turned in to such Manufacturers pursuant to any such Manufacturer Program or delivered for Auction pursuant to any Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Series 1999-1 Eligible Program Manufacturers under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles that were Series 1999-1 Program Vehicles leased under the Operating Leases (as of the applicable Disposition Date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles that were Series 1999-1 Program Vehicles leased under the Operating Leases (as of the applicable Disposition Date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles that were Series 1999-1 Program Vehicles leased under the Operating Leases (as of the applicable Disposition Date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Program Vehicle Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable Disposition Date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Program Vehicle Amount as of such date and the denominator of which is the Operating Lease Asset Amount as of such date; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "Series 1999-1 Program Vehicle Percentage" will equal the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Program Vehicle Amount and the denominator of which is the Aggregate Asset Amount.

                  "SERIES 1999-1 RAPID AMORTIZATION PERIOD" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1999-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1999-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (ii) the Series 1999-1 Termination Date and (iii) the termination of the Indenture.

                  "SERIES 1999-1 RATING AGENCY CONFIRMATION AND CONSENT CONDITION" means, with respect to the Series 1999-1 Notes and any action, that
(i) each Rating Agency shall have notified ARG, the Surety Provider and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating (both with and without regard to the presence of the Surety Bond in effect immediately before the taking of such action) of the Series 1999-1 Notes and (ii) the Surety Provider shall have consented in writing to such action.

                  "SERIES 1999-1 RATING AGENCY CONFIRMATION CONDITION" means, with respect to the Series 1999-1 Notes and any action, including the issuance of an additional Series of Notes, that each Rating Agency shall have notified ARG, the Surety Provider and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating (both with and without regard to the presence of the Surety Bond in effect immediately before the taking of such action) of the Series 1999-1 Notes.

                  "SERIES 1999-1 REIMBURSEMENT AGREEMENT" means any and each agreement providing for the reimbursement of a Series 1999-1 Letter of Credit Provider for draws under its Series 1999-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "SERIES 1999-1 REPURCHASE AMOUNT" has the meaning specified in
SECTION 7.1 of this Series Supplement.

                  "SERIES 1999-1 REQUIRED ASSET AMOUNT" means, as of any date of determination prior to the Transition Date, the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Required Overcollateralization Amount as of such date.

                  "SERIES 1999-1 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the product of the Series 1999-1 Required Enhancement Percentage as of such date and the Series 1999-1 Invested Amount as of such date and (ii) the Series 1999-1 Required Enhancement Incremental Amount as of such date; PROVIDED, HOWEVER that, as of any date of determination after the occurrence of a Series 1999-1 ARG Liquidation Event, the Series 1999-1 Required Enhancement Amount shall equal the lesser of (x) the Series 1999-1 Invested Amount and (y) the sum of (l) the product of the Series 1999-1 Required Enhancement Percentage as of such date of determination and the Series 1999-1 Invested Amount as of the date of the occurrence of such Series 1999-1 ARG Liquidation Event and (2) the Series 1999-1 Required Enhancement Incremental Amount as of such date of determination.

                  "SERIES 1999-1 REQUIRED ENHANCEMENT INCREMENTAL AMOUNT" means

                  (i) as of the Series 1999-1 Closing Date, $0;

                  (ii) as of any date after the Series 1999-1 Closing Date and prior to the Transition Date, the product of (A) the Series 1999-1 Transitional Percentage as of the immediately preceding Business Day and (B) the sum of (1) the excess, if any, of the Series 1999-1 Non-Program Vehicle Amount over the Series 1999-1 Maximum Non-Program Vehicle Amount as of such immediately preceding Business Day, (2) the excess, if any, of the Series 1999-1 Hyundai Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Series 1999-1 Isuzu Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Series 1999-1 Mazda Amount over the Series 1999-1 Maximum Mazda Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Series 1999-1 Mazda Program Vehicle Amount over the Series 1999-1 Maximum Mazda Program Vehicle Amount as of such immediately preceding Business Day,
         (6) the excess, if any, of the Series 1999-1 Mitsubishi Amount over the Series 1999-1 Maximum Mitsubishi Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Series 1999-1 Nissan Amount over the Series 1999-1 Maximum Nissan Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Series 1999-1 Subaru Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Series 1999-1 Suzuki Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Series 1999-1 Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount over the Series 1999-1 Maximum Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day and (11) the excess, if any, of the Series 1999-1 Non-Eligible

         Manufacturer Amount over the Series 1999-1 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day; and

                  (iii) as of the Transition Date and any date thereafter, the product of (A) the Series 1999-1 Operating Lease Percentage as of the immediately preceding Business Day and (B) the sum Of (l) the excess, if any, of the Series 1999-1 Non-Program Vehicle Amount over the Series 1999-1 Maximum Non-Program Vehicle Amount as of such immediately preceding Business Day, (2) the excess, if any, of the Series 1999-1 Hyundai Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Series 1999-1 Isuzu Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Series 1999-1 Mazda Amount over the Series 1999-1 Maximum Mazda Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Series 1999-1 Mazda Program Vehicle Amount over the Series 1999-1 Maximum Mazda Program Vehicle Amount as of such immediately preceding Business Day, (6) the excess, if any, of the Series 1999-1 Mitsubishi Amount over the Series 1999-1 Maximum Mitsubishi Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Series 1999-1 Nissan Amount over the Series 1999-1 Maximum Nissan Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Series 1999-1 Subaru Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Series 1999-1 Suzuki Amount over the Series 1999-1 Maximum Individual Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Series 1999-1 Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount over the Series 1999-1 Maximum Aggregate Hyundai/Isuzu/Subaru/Suzuki Amount as of such immediately preceding Business Day and (11) the excess, if any, of the Series 1999-1 Non-Eligible Manufacturer Amount over the Series 1999-1 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day.

                  "SERIES 1999-1 REQUIRED ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (I) the product of (A) *% times (B) the Series 1999-1 Program Vehicle Percentage as of such date and (ii) the product of
(A) the Series 1999-1 Required Non-Program Enhancement Percentage as of such date TIMES (B) the Series 1999-1 Non-Program Vehicle Percentage as of such date.

                  "SERIES 1999-1 REQUIRED FINANCING LEASE ASSET AMOUNT" means as of the date of the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee, the excess, if any, of the Series 1999-1 Required Operating Lease Asset Amount over the Series 1999-1 Operating Lease Asset Amount.

                  "SERIES 1999-1 REQUIRED LIQUIDITY AMOUNT" means, with respect to any Distribution Date, an amount equal to 4.0% of the Series 1999-1 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 1999-1 Notes on such Distribution Date).

                  "SERIES 1999-1 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (i) *% and (ii) an amount equal to 100% minus the Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage as of such date.

                  "SERIES 1999-1 REQUIRED OPERATING LEASE ASSET AMOUNT" means, as of any date of determination, the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Required Overcollateralization Amount as of such date.

                  "SERIES 1999-1 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of (a) the Series 1999-1 Required Enhancement Amount over (b) the sum of (i) the Series 1999-1 Available Reserve Account Amount as of such date, (ii) the Series 1999-1 Letter of Credit Amount as of such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 1999-1 Excess Collection Account on such date.

                  "SERIES 1999-1 REQUIRED RESERVE ACCOUNT AMOUNT" means, with respect to any Distribution Date, an amount equal to the greater of (a) the excess, if any, of the Series 1999-1 Required Liquidity Amount on such Distribution Date over the Series 1999-1 Liquidity Amount on such Distribution Date and (b) the excess, if any, of the Series 1999-1 Required Enhancement Amount over the Series 1999-1 Enhancement Amount.

                  "SERIES 1999-1 RESERVE ACCOUNT" has the meaning specified in
SECTION 2.7(a) of this Series Supplement.

                  "SERIES 1999-1 RESERVE ACCOUNT COLLATERAL" has the meaning specified in SECTION 2.7(d) of this Series Supplement.

                  "SERIES 1999-1 RESERVE ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 1999-1 Available Reserve Account Amount over the Series 1999-1 Required Reserve Account Amount on such Distribution Date.

                  "SERIES 1999-1 REVOLVING PERIOD" means the period from and including the Series 1999-1 Closing Date to the earlier of (i) the commencement of the Series 1999-1 Controlled Amortization Period and (ii) the commencement of any Series 1999-1 Rapid Amortization Period.

                  "SERIES 1999-1 SUBARU AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Subaru and not turned in to Subaru pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Subaru under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Subaru and turned in to Subaru pursuant to any such Manufacturer

Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Subaru under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Subaru Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 SUZUKI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of "Operating Lease Asset Amount" for such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Operating Leases as of such date that were manufactured by Suzuki and not turned in to Suzuki pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company as of such date (other than Excluded Payments) from Suzuki under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki and turned in to Suzuki pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company, financed under the related Leasing Company Indenture and owed by Suzuki under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Operating Leases, PLUS (v) with regard to Eligible Vehicles leased under the Operating Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any, accrued and unpaid Monthly Base Rent under the Operating Leases (and, prior to the Transition Date, all accrued and unpaid Monthly Supplemental Payments and Additional Base Rent under the Financing Leases) with respect to such Eligible Vehicles (net of amounts set forth in CLAUSES (ii), (iii) and (iv) above); PROVIDED, HOWEVER, that as of any date of determination prior to the Transition Date, the "Series 1999-1 Suzuki Amount" shall be calculated based on the foregoing amounts that are included in the definition of "Aggregate Asset Amount" for such date and on the Eligible Receivables that were financed under all of the Leases and the Leasing Company Indentures as of the date of determination and the Eligible Vehicles that are leased, and were leased as of the applicable disposition date, under all of the Leases and not only those Eligible Receivables that were financed under the Leasing Company Indentures and those Eligible Vehicles that are and were leased under the Operating Leases.

                  "SERIES 1999-1 TERMINATION DATE" means the May 2006 Distribution Date.

                  "SERIES 1999-1 TRANSITIONAL BANKRUPTCY PERCENTAGE" means, as of the date of the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee, the percentage equivalent of a fraction, the numerator of which is the Series 1999-1 Required Financing Lease Asset Amount as of such date and the denominator of which is equal to the sum of the Required Financing Lease Asset Amounts with respect to each outstanding Series of Notes as of such date.

                  "SERIES 1999-1 TRANSITIONAL PERCENTAGE" means, as of any date prior to the Transition Date, the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Series 1999-1 Invested Amount and the Series 1999-1 Required Overcollateralization Amount as of such date and the denominator of which is the Required Aggregate Asset Amount as of such date.

                  "SERIES SUPPLEMENT" has the meaning set forth in the preamble.

                  "SERVICER" means ANC.

                  "SUBARU" means Subaru of America, Inc., a Hawaii corporation.

                  "SUPERMAJORITY NOTEHOLDERS" means, with respect to the Series 1999-1 Notes, subject to SECTION 7.7 of this Series Supplement, Series 1999-1 Noteholders holding 66-2/3% or more of the Series 1999-1 Invested Amount (excluding any Series 1999-1 Notes held by ARG or any Affiliate of ARG).

                  "SURETY BOND" means the Note Guaranty Insurance Policy No. 28638, dated February 26, 1999, issued by the Surety Provider.

                  "SURETY DEFAULT" means (i) any failure by the Surety Provider to pay a demand for payment in accordance with the requirements of the Surety Bond and such failure shall not have been cured or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

                  "SURETY PROVIDER" means MBIA Insurance Corporation, a New York stock insurance company.

                  "SURETY PROVIDER FEE" has the meaning set forth in the Insurance Agreement.

                  "SURETY PROVIDER REIMBURSEMENT AMOUNTS" means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement (other than the Surety Provider Fee).

                  "SUZUKI" means American Suzuki Motor Corporation, a California corporation.

                  "TELERATE PAGE 3750" has the meaning set forth in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions.

                  "TEMPORARY GLOBAL CLASS A-1 NOTE" has the meaning specified in
SECTION 5.2 of this Series Supplement.

                  "TEMPORARY GLOBAL CLASS A-2 NOTE" has the meaning specified in
SECTION 5.2 of this Series Supplement.

                  "TEMPORARY GLOBAL CLASS A-3 NOTE" has the meaning specified in
SECTION 5.2 of this Series Supplement.

                  "TERMINATION DATE DISBURSEMENT" means an amount drawn under a Series 1999-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

                  "TERMINATION DISBURSEMENT" means an amount drawn under a Series 1999-1 Letter of Credit pursuant to a Certificate of Termination Demand.

                  "TRANSITION DATE" means the September 1999 Distribution Date.

                  "UNPAID DEMAND NOTE DISBURSEMENT" means an amount drawn under a Series 1999-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

                  "WAIVER EVENT" means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 1999-1 Maximum Amount.

                  "WAIVER REQUEST" has the meaning set forth in ARTICLE IV of this Series Supplement.

                                   ARTICLE II

                            SERIES 1999-1 ALLOCATIONS

                  With respect to the Series 1999-1 Notes only, the following shall apply:

Section 2.1 ESTABLISHMENT AND ADMINISTRATION OF SERIES 1999-1 COLLECTION ACCOUNT; SERIES 1999-1 ACCRUED INTEREST ACCOUNT AND SERIES 1999-1 EXCESS COLLECTION ACCOUNT.

                  (a) ALLOCATION OF COLLECTIONS. All Collections allocable to the Series 1999-1 Notes pursuant to SECTION 2.2 of this Series Supplement shall be allocated to the Collection Account.

                  (b) CREATION OF ACCOUNTS. The Trustee will establish as a segregated trust account for the benefit of the Series 1999-1 Noteholders and the Surety Provider the Series 1999-1 Excess Collection Account (such account, the "SERIES 1999-1 EXCESS COLLECTION ACCOUNT"). The Trustee will also create or establish as either Administrative Subaccounts within the Collection Account or as segregated trust accounts, in each case for the benefit of the Series 1999-1 Noteholders and the Surety Provider, the Series 1999-1 Collection Account (such account, the "SERIES 1999-1 COLLECTION ACCOUNT") and the Series 1999-1 Accrued Interest Account (such account, the "SERIES 1999-1 ACCRUED INTEREST ACCOUNT").

                  (c) ESTABLISHMENT OF THE SERIES 1999-1 COLLECTION ACCOUNT, THE SERIES 1999-1 ACCRUED INTEREST ACCOUNT AND THE SERIES 1999-1 EXCESS COLLECTION ACCOUNT. The Series 1999-1 Excess Collection Account and, if the Trustee establishes the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account as segregated trust accounts, the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account, as the case may be, shall be established and maintained by the Trustee as segregated trust accounts in the name of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider, each account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Noteholders and the Surety Provider. Each such account shall be maintained as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in such account; PROVIDED, that, if at any time the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by Standard & Poor's or Baa3 by Moody's, then the Trustee shall, within 30 days of such reduction, establish a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in such account. If a new Series 1999-1 Collection Account, Series 1999-1 Accrued Interest Account or Series 1999-1 Excess Collection Account is established, the Trustee shall transfer all cash and investments from the previously existing non-qualifying account into the newly established account.

                  (d) ADMINISTRATION OF THE SERIES 1999-1 COLLECTION ACCOUNT, THE SERIES 1999-1 ACCRUED INTEREST ACCOUNT AND THE SERIES 1999-1 EXCESS COLLECTION ACCOUNT. If the Series 1999-1 Collection Account and/or the Series

         1999-1 Accrued Interest Account is an Administrative Subaccount, ARG may direct the investment of any funds on deposit therein in accordance with Section 5.1(c) of the Base Indenture. ARG may instruct (by standing instructions or otherwise) the institution maintaining the Series 1999-1 Excess Collection Account and, if the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account is a segregated trust account, the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account, as the case may be, to invest funds on deposit in each such account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day immediately prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in any such account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments in respect of each such account will be credited to such account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition; and (iii) Uncertificated Securities which are not United States Security Entitlements shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-1 Collection Account, the Series 1999-1 Accrued Interest Account and the Series 1999-1 Excess Collection Account. ARG shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in any of the Series 1999-1 Collection Account, the Series 1999-1 Accrued Interest Account and the Series 1999-1 Excess Collection Account shall remain uninvested.

                  (e) EARNINGS FROM THE SERIES 1999-1 COLLECTION ACCOUNT, THE SERIES 1999-1 ACCRUED INTEREST ACCOUNT AND THE SERIES 1999-1 EXCESS COLLECTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in each of the Series 1999-1 Collection Account, the Series 1999-1 Accrued Interest Account and the Series 1999-1 Excess Collection Account shall be deemed to be on deposit therein and available for distribution.

                  (f) SERIES 1999-1 EXCESS COLLECTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1999-1 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-1 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-1 Excess Collection Account, including any security entitlement thereto; (ii) all funds on deposit in the Series 1999-1 Excess Collection Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Excess Collection Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-1 Excess Collection Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interests, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-1 Excess Collection Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-1 Excess Collection Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-1 Excess Collection Account. The collateral listed in clauses (i) through (vi) above shall be under the sole dominion and control of the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider.

                  (g) SERIES 1999-1 COLLECTION ACCOUNT AND SERIES 1999-1 ACCRUED INTEREST ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 1999-1 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-1 Notes, if the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account is established as a segregated trust account, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account, as the case may be, including any security entitlement thereto; (ii) all funds on deposit in the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account, as the case may be, from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account, as the case may be, or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account, as the case may be, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account as the case may be, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. If any of the Series 1999-1 Collection Account and/or the Series 1999-1 Accrued Interest Account is a segregated trust account, the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, shall possess all right, title and interest in all funds on deposit from time to time in such trust account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of each such account. The collateral listed in clauses (i) through (vi) above shall be under the sole dominion and control of the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider.

                  Section 2.2 ALLOCATIONS WITH RESPECT TO THE SERIES 1999-1
                              NOTES.

                  The proceeds from the issuance of the Series 1999-1 Notes will be deposited into the Collection Account. On the Series 1999-1 Closing Date and each Business Day on which Collections are deposited into the Collection Account (each such date, a "SERIES 1999-1 DEPOSIT DATE"), the Servicer will direct the Trustee in writing to allocate all amounts deposited into the Collection Account in accordance with the provisions of this SECTION 2.2.

                  (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-1 REVOLVING PERIOD. During the Series 1999-1 Revolving Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on each Series 1999-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-1 Collection Account an amount equal to the sum of (A) the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee in respect of the Series 1999-1 Interest Rate Cap. All such amounts allocated to the Series 1999-1 Collection Account shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-1 Excess Collection Account an amount equal to the Series 1999-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day and, on the Series 1999-1 Closing Date, the proceeds from the issuance of the Series 1999-1 Notes (for any such day, the "SERIES 1999-1 PRINCIPAL ALLOCATION"); PROVIDED, HOWEVER, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE IV of this Series Supplement.

                  (b) ALLOCATIONS OF COLLECTIONS DURING ANY SERIES 1999-1 CONTROLLED AMORTIZATION PERIOD. With respect to any Series 1999-1 Controlled Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 1999-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-1 Collection Account an amount determined as set forth in SECTION 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                  (ii) (A) with respect to the Class A-l/A-2 Controlled Amortization Period, allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments m respect of the Class A-1 Notes and the Class A-2 Notes; PROVIDED, HOWEVER, that if the Monthly Total Principal Allocation exceeds the Class A-l/A-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series

         1999-1 Excess Collection Account; and PROVIDED, FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE IV of this Series Supplement; and (B) with respect to the Class A-3 Controlled Amortization Period, allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-3 Notes; PROVIDED, HOWEVER, that if the Monthly Total Principal Allocation exceeds the Class A-3 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 1999-1 Excess Collection Account; and PROVIDED, FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in ARTICLE IV of this Series Supplement.

                  (c) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-1 RAPID AMORTIZATION PERIOD. With respect to the Series 1999-1 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 1999-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-1 Collection Account an amount determined as set forth in SECTION 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, ratably, without preference or priority of any kind, until the Series 1999-1 Invested Amount is paid in full.

                  (d) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY-POST-TRANSITION DATE. After the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee either (x) on or after the Transition Date or (y) prior to the Transition Date if no Operating Lease Asset Amount Deficiency existed (calculated as of such date as if such date were on or after the Transition Date) as of the date of the occurrence of such Event of Bankruptcy, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 1999-1 Deposit Date, all amounts received by the Trustee on the Series 1999-1 Interest Rate Cap and all Collections that are attributable to payments under the Operating Leases, the proceeds of Vehicles leased under the Operating Leases (as of the applicable Disposition Date) or the proceeds of Eligible Receivables owned by the Leasing Companies and refinanced under the Leasing Company Indentures that are deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-1 Collection Account an amount equal to the sum of (A) the Series 1999-1 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections attributable to payments under the Operating Leases and (B) any amounts received by the Trustee in respect of the Series 1999-1 Interest Rate Cap. All such amounts allocated to the Series

         1999-1 Collection Account shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-1 Collection Account an amount equal to the Series 1999-1 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections attributable to payments under the Operating Leases, the proceeds of Vehicles leased under the Operating Leases (as of the applicable Disposition Date) or the proceeds of Eligible Receivables owned by the Leasing Companies and refinanced under the Leasing Company Indentures, which amount shall be used to make principal payments in respect of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, ratably, without preference or priority of any kind, until the Series 1999-1 Invested Amount is paid in full.

After the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee on or after the Transition Date or prior to the Transition Date if no Operating Lease Asset Amount Deficiency existed as of such date, the Servicer will direct the Trustee in writing to allocate all Collections attributable to payments under the Financing Leases or the proceeds of Vehicles leased under the Financing Leases (as of the applicable Disposition Date) or Eligible Receivables owned by the Lessees and refinanced under the Financing Leases in accordance with the provisions of the Indenture.

                  (e) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY PRE-TRANSITION DATE. After the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee on any date prior to the Transition Date if an Operating Lease Asset Amount Deficiency existed (calculated as of such date as if such date were on or after the Transition Date) as of the date of the occurrence of such Event of Bankruptcy, the Servicer will direct the Trustee in writing to allocate, prior to 12:00 noon (New York City time) on any Series 1999-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-1 Collection Account an amount equal to the sum of (x) the Series 1999-1 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections attributable to payments under the Operating Leases, (y) the Series 1999-1 Transitional Bankruptcy Percentage of the aggregate amount of Interest Collections attributable to payments under the Financing Leases and (z) any amounts received by the Trustee in respect of the Series 1999-1 Interest Rate Cap. All such amounts allocated to the Series 1999-1 Collection Account shall be further allocated to the Series 1999-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-1 Collection Account an amount equal to the sum of (x) the Series 1999-1 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections attributable to payments under the Operating Leases, the proceeds of Vehicles leased under the Operating Leases (as of the applicable Disposition Date) or the proceeds of Eligible Receivables owned by the Leasing Companies and refinanced under the Leasing Company Indentures and (y) the Series 1999-1 Transitional Bankruptcy Percentage of the aggregate amount of Principal Collections attributable to payments under the Financing

         Leases or the proceeds of Vehicles leased under the Financing Leases (as of the applicable Disposition Date) or Eligible Receivables owned by the Lessees and refinanced under the Financing Leases, which amount shall be used to make principal payments m respect of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, ratably, without preference or priority of any kind, until the Series 1999-1 Invested Amount is paid in full.

                  (f) SERIES 1999-1 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 1999-1 Excess Collection Account on any Series 1999-1 Deposit Date will be (w) FIRST, deposited in the Series 1999-1 Reserve Account in an amount up to the excess, if any, of the Series 1999-1 Required Reserve Account Amount for such date over the Series 1999-1 Available Reserve Account Amount for such date, (x) SECOND, used to pay the principal amount of other Series of Notes that are then required to be paid or, at the option of ARG, to pay the principal amount of other Series of Notes that may be paid under the Indenture, in each case, only to the extent that no Series 1999-1 Enhancement Deficiency or other Amortization Event would result therefrom and (y) THIRD, any remaining funds may be released to ARG and used to acquire Leasing Company Notes or to fund increases in the principal amounts of the Leasing Company Notes to the extent the Leasing Companies have requested increases thereof or for any other purpose, in each case, only to the extent that no Series 1999-1 Enhancement Deficiency or other Amortization Event would result therefrom. Notwithstanding the foregoing, upon the occurrence of an Amortization Event, all funds allocated to the Series 1999-1 Excess Collection Account will be allocated as Principal Collections by the Trustee to the Series 1999-1 Collection Account and applied to reduce the Series 1999-1 Invested Amount on the immediately succeeding Distribution Date.

                  Section 2.3 DISTRIBUTION DATES.

                  (a) DETERMINATION DATES. On each Determination Date, as provided in SECTION 2.3(b) below, the Servicer shall instruct the Trustee in writing to withdraw, and on the following Distribution Date the Trustee, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Series 1999-1 Accrued Interest Account pursuant to SECTIONS 2.3(B), and (H) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-1 Noteholders.

                  (b) NOTE INTEREST WITH RESPECT TO THE SERIES 1999-1 NOTES AND SURETY PROVIDER FEE. On each Determination Date, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn and paid pursuant to SECTION 2.4 of this Series Supplement from the Series 1999-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 1999-1 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) FIRST, an amount equal to the Series 1999-1 Monthly Interest for the Series 1999-1 Interest Period ending on the day preceding such succeeding Distribution Date, (y) SECOND, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts) and (z) THIRD, an amount equal to the

         Surety Provider Fee for such Series 1999-1 Interest Period PLUS any Surety Provider Reimbursement Amounts then due and owing. On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this SECTION 2.3(b) from the Series 1999-1 Accrued Interest Account and deposit such amounts in the Series 1999-1 Distribution Account.

                  (c) LEASE PAYMENT DEFICIT NOTICE. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Servicer shall notify the Trustee of the amount of any Series 1999-1 Lease Payment Deficit, such notification to be in the form of EXHIBIT E to this Series Supplement (each a "LEASE PAYMENT DEFICIT NOTICE").

                  (d) WITHDRAWALS FROM SERIES 1999-1 RESERVE ACCOUNT. If the Servicer determines on any Distribution Date that the amounts available from the Series 1999-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of SECTION 2.3(b) above on such Distribution Date, the Servicer shall instruct the Trustee in writing to withdraw from the Series 1999-1 Reserve Account and deposit in the Series 1999-1 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 1999-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 1999-1 Reserve Account and deposit such amount in the Series 1999-1 Distribution Account.

                  (e) DRAWS ON SERIES 1999-1 LETTER OF CREDIT PRIOR TO THE SERIES 1999-1 RAPID AMORTIZATION PERIOD. If the Servicer determines on any Distribution Date prior to the commencement of the Series 1999-1 Rapid Amortization Period that the sum of the amounts available from the Series 1999-1 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 1999-1 Reserve Account pursuant to SECTION 2.3(d) above is insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of SECTION 2.3(b) above on such Distribution Date, the Servicer shall instruct the Trustee in writing to draw on the Series 1999-1 Letter of Credit and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount equal to the least of
         (i) such insufficiency, (ii) the Series 1999-1 Lease Payment Deficit on such Distribution Date and (iii) the Series 1999-1 Letter of Credit Liquidity Amount on the Series 1999-1 Letters of Credit by presenting to each Series 1999-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 1999-1 Distribution Account on such Distribution Date; PROVIDED, HOWEVER that if the Series 1999-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1999-1 Cash Collateral Account and deposit in the Series 1999-1 Distribution Account an amount equal to the lesser of (x) the Series 1999-1 Cash Collateral Percentage on such Distribution Date of the lesser of such insufficiency and the Series 1999-1 Lease Payment Deficit and (y) the Series 1999-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 1999-1 Letters of Credit.

                  (f) DRAWS ON SERIES 1999-1 LETTER OF CREDIT DURING A SERIES 1999-1 RAPID AMORTIZATION PERIOD. If the Servicer determines on any Distribution Date during the

         Series 1999-1 Rapid Amortization Period that there exists a Series 1999-1 Lease Payment Deficit, the Servicer shall instruct the Trustee in writing to draw on the Series 1999-1 Letters of Credit and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount equal to the lesser of (i) such Series 1999-1 Lease Payment Deficit and
         (ii) the Series 1999-1 Letter of Credit Liquidity Amount on the Series 1999-1 Letters of Credit by presenting to each Series 1999-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 1999-1 Collection Account such Distribution Date; PROVIDED, HOWEVER that if the Series 1999-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1999-1 Cash Collateral Account and deposit in the Series 1999-1 Collection Account an amount equal to the lesser of (x) the Series 1999-1 Cash Collateral Percentage on such Distribution Date of the Series 1999-1 Lease Payment Deficit and (y) the Series 1999-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 1999-1 Letters of Credit.

                  (g) SURETY BOND. If the Servicer determines on any Distribution Date that the sum of the amounts available from the Series 1999-1 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 1999-1 Reserve Account pursuant to SECTION 2.3(d) above PLUS the amount, if any, to be drawn under the Series 1999-1 Letters of Credit (and/or withdrawn from the Series 1999-1 Cash Collateral Account) pursuant to SECTIONS 2.3(e) or (F) above is insufficient to pay the Series 1999-1 Adjusted Monthly Interest for such Distribution Date, the Servicer shall instruct the Trustee in writing to make a demand on the Surety Bond and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 1999-1 Distribution Account. If the amounts described in this SECTION 2.3(g) are insufficient to pay Series 1999-1 Adjusted Monthly Interest for any Distribution Date, payments of interest to the Series 1999-1 Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "DEFICIENCY AMOUNT" and the portion thereof allocable to each Class of Series 1999-1 Notes shall be referred to as the "CLASS A-1 DEFICIENCY AMOUNT", the "CLASS A-2 DEFICIENCY AMOUNT" and the "Class A-3 Deficiency Amount", respectively. Interest shall accrue on the Deficiency Amount for each Class of Series 1999-1 Notes at the applicable Series 1999-1 Note Rate, if the Deficiency Amount (together with interest thereon) is not paid in full within five (5) Business Days, an Amortization Event with respect to the Series 1999-1 Notes shall occur in accordance with CLAUSE (a) of ARTICLE III.

                  (h) BALANCE. On each Distribution Date, the Servicer shall instruct the Trustee and the Paying Agent in writing to pay the balance in the Series 1999-1 Distribution Account (after making the payments required in SECTION 2.3(d) above), if any, of amounts received by the Trustee in respect of the Series 1999-1 Interest Rate Cap, the Interest Collections allocated to the Series 1999-1 Noteholder since the preceding Distribution Date and amounts withdrawn from the Series 1999-1 Reserve Account pursuant to SECTION 2.3(d) above as follows: (i) FIRST, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 1999-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (ii) SECOND, to the Trustee, in an amount equal to the Series 1999-1 Percentage as of the immediately preceding Distribution Date of the Trustee's fees for the Series 1999-1 Interest Period ending on such Distribution Date, (iii) THIRD, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Series 1999-1 Percentage as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1999-1 Interest Period and (iv) FOURTH, the balance, if any, shall be withdrawn by the Trustee from the Series 1999-1 Collection Account and deposited in the Series 1999-1 Excess Collection Account.

                  Section 2.4 PAYMENT OF NOTE INTEREST.

                  On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 1999-1 Noteholders from the Series 1999-1 Distribution Account the amount deposited in the Series 1999-1 Distribution Account for the payment of interest pursuant to
SECTION 2.3.(b) of this Series Supplement.

                  Section 2.5 PAYMENT OF NOTE PRINCIPAL.

                  (a) MONTHLY PAYMENTS DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the second Determination Date during the Class A-1/A-2 Controlled Amortization Period or the Class A-3 Controlled Amortization Period, as the case may be, or the first Determination Date after the commencement of the Series 1999-1 Rapid Amortization Period and on each Determination Date thereafter, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Series 1999-1 Notes during the Related Month pursuant to SECTION 2.2(b)(ii), (c)(ii), (d)(ii) or (e)(ii), as the case may be, of this Series Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 2.2(f) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 1999-1 Notes during the Related Month pursuant to SECTION 2.2(b)(ii), (c)(ii), (d)(ii) or (e)(ii), as the case may be, of this Series Supplement from the Series 1999-1 Collection Account and, as applicable, withdraw the amount allocated pursuant to the last sentence of SECTION 2.2(f) of this Series Supplement from the Series 1999-1 Excess Collection Account and deposit such amounts in the Series 1999-1 Distribution Account, to be paid to the holders of the Series 1999-1 Notes.

                  (b) FINAL DISTRIBUTION DATES, If the amount to be deposited in the Series 1999-1 Distribution Account in accordance with SECTION 2.5(a) of this Series Supplement with respect to the Final Distribution Date with respect to any Class of Series 1999-1 Notes is less than the Class A-1 Outstanding Principal Amount, the Class A-2 Outstanding

         Principal Amount or the Class A-3 Outstanding Principal Amount, as the case may be, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Final Distribution Date, the Servicer shall instruct the Trustee to withdraw from the Series 1999-1 Reserve Account, an amount equal to the lesser of the Series 1999-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 1999-1 Distribution Account on the Final Distribution Date. The Trustee shall withdraw such amount from the Series 1999-1 Reserve Account and deposit such amount in the Series 1999-1 Distribution Account on or prior to the Final Distribution Date. If the Series 1999-1 Available Reserve Account Amount is less than such insufficiency and there are any Series 1999-1 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Final Distribution Date, the Servicer shall instruct the Trustee in writing to make a demand (a "DEMAND NOTICE") on ANC for payment under the Series 1999-1 Demand Note in an amount equal to the least of
         (i) the outstanding principal amount of the Series 1999-1 Demand Note,
         (ii) such remaining insufficiency and (iii) the Series 1999-1 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second day preceding the Final Distribution Date, deliver such Demand Notice to ANC; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause
         (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any demand on the Series 1999-1 Demand Note to be deposited into the Series 1999-1 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to ANC pursuant to this SECTION 2.5(b), ANC shall have failed to pay to the Trustee or deposit into the Series 1999-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC, the Trustee shall not have delivered such Demand Notice to ANC on the second Business Day preceding a Final Distribution Date, the Trustee shall draw on the Series 1999-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that ANC failed to pay under the Series

         1999-1 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 1999-1 Letter of Credit Amount on such Business Day by presenting to each Series 1999-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 1999-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1999-1 Cash Collateral Account and deposit in the Series 1999-1 Distribution Account an amount equal to the lesser of
         (x) the Series 1999-1 Cash Collateral Percentage on such Business Day of the amount that ANC failed to pay under the Series 1999-1 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 1999-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that ANC failed to pay under the Series 1999-1 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 1999-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 1999-1 Letters of Credit and the proceeds of any withdrawal from the Series 1999-1 Cash Collateral Account to be deposited in the Series 1999-1 Distribution Account. If, after giving effect to the deposit into the Series 1999-1 Distribution Account of the amount to be deposited in accordance with SECTION 2.5(a) of this Series Supplement and the amounts described in the preceding three sentences, the amount to be deposited in the Series 1999-1 Distribution Account with respect to the Final Distribution Date with respect to any Class of Series 1999-1 Notes is or will be less than the Class A-l Outstanding Principal Amount, the Class A-2 Outstanding Principal Amount or the Class A-3 Outstanding Principal Amount, as the case may be, the Trustee shall make a demand on the Surety Bond by 12:00 p.m. (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 1999-1 Distribution Account. The entire principal amount of all Outstanding Class A-1 Notes shall be due and payable on the Class A-1 Final Distribution Date. The entire principal amount of all Outstanding Class A-2 Notes shall be due and payable on the Class A-2 Final Distribution Date. The entire principal amount of all Outstanding Class A-3 Notes shall be due and payable on the Class A-3 Final Distribution Date.

                  (c) PRINCIPAL DEFICIT AMOUNT. If on any Determination Date, the Servicer determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Servicer shall instruct the Trustee in writing to withdraw from the Series 1999-1 Reserve Account and deposit in the Series 1999-1 Distribution Account on the following Distribution Date an amount equal to the lesser of (i) the Series 1999-1 Available Reserve Account Amount and (ii) the Principal Deficit Amount. The Trustee shall withdraw such amount from the Series 1999-1 Reserve Account and deposit such amount in the Series 1999-1 Distribution Account on or prior to such Distribution Date. If the Series 1999-1 Available Reserve Account Amount is less than the Principal Deficit Amount and there are any Series 1999-1 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Servicer shall instruct the Trustee in writing to deliver a Demand Notice to ANC demanding payment of an amount equal to the least of (A) the outstanding principal amount of the Series 1999-1 Demand Note, (B) the remaining Principal Deficit Amount and (C) the Series 1999-1 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to ANC; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause
         (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any demand on the Series 1999-1 Demand Note to be deposited into the Series 1999-1 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, ANC shall have failed to pay to the Trustee or deposit in the Series

         1999-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to ANC, the Trustee shall not have delivered such Demand Notice to ANC on the second Business Day preceding such Distribution Date, the Trustee shall draw on the Series 1999-1 Letters of Credit an amount equal to the lesser of (i) Series 1999-1 Letter of Credit Amount and (ii) the amount that ANC failed to pay under the Series 1999-1 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 1999-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 1999-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1999-1 Cash Collateral Account and deposit in the Series 1999-1 Distribution Account an amount equal to the lesser of (x) the Series 1999-1 Cash Collateral Percentage on such Business Day of the amount that ANC failed to pay under the Series 1999-1 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 1999-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that ANC failed to pay under the Series 1999-1 Demand Note (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 1999-1 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 1999-1 Letters of Credit and the proceeds of any withdrawal from the Series 1999-1 Cash Collateral Account to be deposited in the Series 1999-1 Distribution Account. If the amount of the Series 1999-1 Demand Note or the Series 1999-1 Letter of Credit Amount is less than the remaining Principal Deficit Amount, the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to the Insured Principal Deficit Amount, if any, in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 1999-1 Distribution Account.

                  (d) DISTRIBUTION. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 1999-1 Collection Account pursuant to SECTION 2.5(a) of this Series Supplement or amounts are deposited in the Series 1999-1 Distribution Account pursuant to
         SECTION 2.5(b) or (c) above, the Paying Agent shall, in accordance with
         Section 6.1 of the Base Indenture, pay PRO RATA to each Class A-1 Noteholder, Class A-2 Noteholder or Class A-3 Noteholder, as applicable, from the Series 1999-1 Distribution Account the amount deposited therein pursuant to SECTION 2.5(a), (b) or (c) of this Series Supplement, to the extent necessary to pay the Class A-l/A-2 Controlled Amortization Amount or the Class A-3 Controlled Amortization Amount during the Class A-1/A-2 Controlled Amortization Period or the Class A-3 Controlled Amortization Period, respectively, or to the extent necessary to pay the Class A-1 Invested Amount, the Class A-2 Invested Amount and the Class A-3 Invested Amount during the Series 1999-1 Rapid Amortization Period.

                  Section 2.6 SERVICER'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE
                              A DEPOSIT OR PAYMENT.

                  If the Servicer fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Servicer, at the time specified in the Indenture or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Servicer, provided that the Servicer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee at or prior to a specified time, the Servicer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

                  Section 2.7 SERIES 1999-1 RESERVE ACCOUNT.

                  (a) ESTABLISHMENT OF SERIES 1999-1 RESERVE ACCOUNT. ARG shall establish and maintain in the name of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "SERIES 1999-1 RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Noteholders and the Surety Provider. The Series 1999-1 Reserve Account shall be maintained (i) with a Qualified Institution or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Reserve Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody, then ARG shall, within 30 days of such reduction, establish a new Series 1999-1 Reserve Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Reserve Account. If a new Series 1999-1 Reserve Account is established, ARG shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 1999-1 Reserve Account into the new Series 1999-1 Reserve Account. Initially, the Series 1999-1 Reserve Account will be established with The Bank of New York.

                  (b) ADMINISTRATION OF THE SERIES 1999-1 RESERVE ACCOUNT. ARG may instruct (by standing instructions or otherwise) the institution maintaining the Series 1999-1 Reserve Account to invest funds on deposit in the Series 1999-1 Reserve Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1999-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1999-1 Reserve Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a

         Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-1 Reserve Account. ARG shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment, In the absence of written investment instructions hereunder, funds on deposit in the Series 1999-1 Reserve Account shall remain uninvested.

                  (c) EARNINGS FROM SERIES 1999-1 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

                  (d) SERIES 1999-1 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1999-1 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-1 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing (i) through (vi) are referred to, collectively, as the "SERIES 1999-1 RESERVE ACCOUNT COLLATERAL"). The Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-1 Reserve Account. The Series 1999-1 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider.

                  (e) SERIES 1999-1 RESERVE ACCOUNT SURPLUS. In the event that the Series 1999-1 Reserve Account Surplus on any Distribution Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Series 1999-1 Reserve Account an amount equal to the Series 1999-1 Reserve Account Surplus and shall pay such amount to ARG.

                  (f) TERMINATION OF SERIES 1999-1 RESERVE ACCOUNT. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1999-1 Noteholders and to the Surety Provider and payable from the Series 1999-1 Reserve Account as provided herein, shall withdraw from the Series 1999-1 Reserve Account all amounts on deposit therein for payment to ARG.

                  Section 2.8 SERIES 1999-1 LETTERS OF CREDIT AND SERIES 1999-1
                              CASH COLLATERAL ACCOUNT.

                  (a) SERIES 1999-1 LETTERS OF CREDIT AND SERIES 1999-1 CASH COLLATERAL ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1999-1 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-1 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 1999-1 Letter of Credit; (ii) the Series 1999-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 1999-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 1999-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses
         (ii) through (vii) are referred to, collectively, as the "SERIES 1999-1 CASH COLLATERAL ACCOUNT COLLATERAL"). The Trustee shall, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 1999-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-1 Cash Collateral Account. The Series 1999-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider.

                  (b) SERIES 1999-1 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 1999-1 Letter of Credit Expiration Date with respect to any Series 1999-1 Letter of Credit, excluding the amount available to be drawn under such Series 1999-1 Letter of Credit but taking into account each substitute Series 1999-1 Letter of Credit which has been obtained from a Series 1999-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 1999-1 Enhancement Amount would be equal to or more than the Series 1999-1 Required

         Enhancement Amount and the Series 1999-1 Liquidity Amount would be equal to or greater than the Series 1999-1 Required Liquidity Amount; then the Servicer shall notify the Trustee in writing no later than two Business Days prior to such Series 1999-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 1999-1 Letter of Credit Expiration Date with respect to any Series 1999-1 Letter of Credit, excluding the amount available to be drawn under such Series 1999-1 Letter of Credit but taking into account a substitute Series 1999-1 Letter of Credit which has been obtained from a Series 1999-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 1999-1 Enhancement Amount would be less than the Series 1999-1 Required Enhancement Amount or the Series 1999-1 Liquidity Amount would be less than the Series 1999-1 Required Liquidity Amount; then the Servicer shall notify the Trustee in writing no later than two Business Days prior to such Series 1999-1 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 1999-1 Required Enhancement Amount over the Series 1999-1 Enhancement Amount, excluding the available amount under such expiring Series 1999-1 Letter of Credit, on such date, and (B) the excess, if any, of the Series 1999-1 Required Liquidity Amount over the Series 1999-1 Liquidity Amount, excluding the available amount under such expiring Series 1999-1 Letter of Credit, on such date, and (y) the amount available to be drawn on such expiring Series 1999-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Series 1999-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 1999-1 Cash Collateral Account.

                  If the Trustee does not receive the notice from the Servicer described in the first paragraph of this SECTION 2.8(b) on or prior to the date that is two Business Days prior to each Series 1999-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 1999-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 1999-1 Cash Collateral Account.

                  (c) SERIES 1999-1 LETTER OF CREDIT PROVIDERS. The Servicer shall notify the Trustee and the Surety Provider in writing within one Business Day of becoming aware that the long-term debt credit rating of any Series 1999-1 Letter of Credit Provider has fallen below "A+" as determined by Standard & Poor's or "Al" as determined by Moody's. At such time the Servicer shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 1999-1 Required Enhancement Amount over the Series 1999-1 Enhancement Amount, excluding the available amount under the Series 1999-1 Letter of Credit issued by such Series 1999-1 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 1999-1 Required Liquidity Amount over the Series 1999-1 Liquidity Amount, excluding the available amount under such Series 1999-1 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 1999-1

         Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 1999-1 Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 1999-1 Cash Collateral Account.

                  (d) TERMINATION DATE DEMANDS ON THE SERIES 1999-1 LETTERS OF CREDIT. Prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 1999-1 Letter of Credit Termination Date, the Servicer shall determine the Series 1999-1 Demand Note Payment Amount, if any, as of the Series 1999-1 Letter of Credit Termination Date and, if the Series 1999-1 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 1999-1 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the Series 1999-1 Demand Note Payment Amount and (ii) the Series 1999-1 Letter of Credit Liquidity Amount on the Series 1999-1 Letters of Credit by presenting to each Series 1999-1 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 1999-1 Cash Collateral Account; PROVIDED, HOWEVER, that if the Series 1999-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of 100% minus the Series 1999-1 Cash Collateral Percentage on such Business Day on the Series 1999-1 Letters of Credit.

                  (e) DRAWS ON THE SERIES 1999-1 LETTERS OF CREDIT. If there is more than one Series 1999-1 Letter of Credit on the date of any draw on the Series 1999-1 Letters of Credit pursuant to the terms of this Series Supplement, the Servicer shall instruct the Trustee, in writing, to draw on each Series 1999-1 Letter of Credit in an amount equal to the Pro Rata Share of the Series 1999-1 Letter of Credit Provider issuing such Series 1999-1 Letter of Credit of the amount of such draw on the Series 1999-1 Letters of Credit.

                  (f) ESTABLISHMENT OF SERIES 1999-1 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 1999-1 Letter of Credit pursuant to SECTION 2.8(b), (c) or (d) above, ARG shall establish and maintain in the name of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "SERIES 1999-1 CASH COLLATERAL ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Noteholders and the Surety Provider. The Series 1999-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Cash Collateral Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then ARG shall, within 30 days of such reduction, establish a new Series 1999-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Cash Collateral Account. If a new Series 1999-1 Cash Collateral Account is established, ARG shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 1999-1 Cash Collateral Account into the new Series 1999-1 Cash Collateral Account.

                  (g) ADMINISTRATION OF THE SERIES 1999-1 CASH COLLATERAL ACCOUNT. ARG may instruct (by standing instructions or otherwise) the institution maintaining the Series 1999-1 Cash Collateral Account to invest funds on deposit in the Series 1999-1 Cash Collateral Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1999-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1999-1 Cash Collateral Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition, and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-1 Cash Collateral Account. ARG shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 1999-1 Cash Collateral Account shall remain uninvested.

                  (h) EARNINGS FROM SERIES 1999-1 CASH COLLATERAL ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

                  (i) SERIES 1999-1 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 1999-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 1999-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Series 1999-1 Cash Collateral Account an amount equal to the Series 1999-1 Cash Collateral Account Surplus and shall pay such amount: FIRST, to the Series 1999-1 Letter of Credit Providers, for application in accordance with the provisions of the related Series 1999-1 Reimbursement Agreement, and, second, to ARG any remaining amount.

                  (j) POST-SERIES 1999-1 LETTER OF CREDIT TERMINATION DATE WITHDRAWALS FROM THE SERIES 1999-1 CASH COLLATERAL Account. If the Surety Provider notifies the Trustee in writing that the Surety Provider shall have paid a Preference Amount (as defined in the Surety
         Bond) under the Surety Bond, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall withdraw from the Series 1999-1 Cash Collateral Account and pay to the Surety Provider an amount equal to the lesser of (i) the Series 1999-1 Available Cash Collateral Account Amount on such date and (ii) such Preference Amount. Prior to any withdrawal from the Series 1999-1 Cash Collateral Account pursuant to this SECTION 2.8(j), the Trustee shall have received a certified copy of the order requiring the return of such Preference Amount.

                  (k) TERMINATION OF SERIES 1999-1 CASH COLLATERAL ACCOUNT. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1999-1 Noteholders and to the Surety Provider and payable from the Series 1999-1 Cash Collateral Account as provided herein, shall withdraw from the Series 1999-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to SECTION 2.8(i) above) and shall pay such amounts: FIRST, to the Series 1999-1 Letter of Credit Providers, for application in accordance with the provisions of the related Series 1999-1 Reimbursement Agreement, and, second, to ARG any remaining amount.

                  Section 2.9 SERIES 1999-1 DISTRIBUTION ACCOUNT.

                  (a) ESTABLISHMENT OF SERIES 1999-1 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "SERIES 19991-1 DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Noteholders and the Surety Provider. The Series 1999-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then ARG shall, within 30 days of such reduction, establish a new Series 1999-1 Distribution Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-1 Distribution Account. If a new Series 1999-1 Distribution Account is established, ARG shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 1999-1 Distribution Account into the new Series

         1999-1 Distribution Account. Initially, the Series 1999-1 Distribution Account will be established with The Bank of New York.

                  (b) ADMINISTRATION OF THE SERIES 1999-1 DISTRIBUTION ACCOUNT. ARG may instruct (by standing instructions or otherwise) the institution maintaining the Series 1999-1 Distribution Account to invest funds on deposit in the Series 1999-1 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1999-1 Distribution Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1999-1 Distribution Account and any such Permitted Investments that constitute
         (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-1 Distribution Account. ARG shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 1999-1 Distribution Account shall remain uninvested.

                  (c) EARNINGS FROM SERIES 1999-1 DISTRIBUTION ACCOUNT. On each Distribution Date, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-1 Distribution Account shall be distributed to ARG.

                  (d) SERIES 1999-1 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1999-1 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-1 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit in the Series 1999-1 Distribution Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (i) through (vii) are referred to, collectively, as the "SERIES 1999-1 DISTRIBUTION ACCOUNT COLLATERAL"). The Trustee shall, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 1999-1 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-1 Distribution Account. The Series 1999-1 Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Noteholders and the Surety Provider.

                  Section 2.10 SERIES 1999-1 DEMAND NOTE AND SERIES 1999-1 INTEREST RATE CAP CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 1999-1 NOTES.

                  In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-1 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-1 Demand Note; (ii) all certificates and instruments, if any, representing or evidencing the Series 1999-1 Demand Note; (iii) the Series 1999-1 Interest Rate Cap and
(iv) all proceeds of any and all of the foregoing, including, without limitation, cash. On the Series 1999-1 Closing Date, ARG shall deliver to the Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, the Series 1999-1 Demand Note, endorsed in blank, and an executed copy of the Series 1999-1 Interest Rate Cap. The Trustee, for the benefit of the Series 1999-1 Noteholders and the Surety Provider, shall be the only Person authorized to make a demand for payment on the Series 1999-1 Demand Note.

                  Section 2.11 SERIES 1999-1 INTEREST RATE CAP.

                  If, at any time, a counterparty (the "INTEREST RATE CAP COUNTERPARTY") to any Series 1999-1 Interest Rate Cap fails to be a Qualified Interest Rate Cap Provider, then the Insurer may terminate the related Series 1999-1 Interest Rate Cap and, in such event, ARG shall simultaneously enter into a replacement Series 1999-1 Interest Rate Cap with a Qualified Interest Rate Cap Provider in the form of, and with the same terms as, EXHIBIT D.

                                  ARTICLE III

                               AMORTIZATION EVENTS

                  In addition to the Amortization Events set forth in Section
9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1999-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(d) of the Base Indenture with respect to the Series 1999-1 Notes:

                  (a) ARG defaults in the payment of any interest on, or other amount payable in respect of, the Series 1999-1 Notes when the same becomes due and payable and such default continues for a period of five
         (5) Business Days;

                  (b) ARG defaults in the payment of any principal on the Series 1999-1 Notes when the same becomes due and payable and such default continues for a period of one (1) Business Day;

                  (c) a Series 1999-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days;

                  (d) the Series 1999-1 Liquidity Amount shall be less than the Series 1999-1 Required Liquidity Amount for at least two (2) Business Days;

                  (e) the Series 1999-1 Overcollateralization Amount shall be less than the Series 1999-1 Required Overcollateralization Amount for at least two (2) Business Days;

                  (f) prior to the Transition Date, an Aggregate Asset Amount Deficiency shall occur and continue for at least two (2) Business Days, or, on or after the Transition Date, an Operating Lease Asset Amount Deficiency shall occur and continue for at least two (2) Business Days;

                  (g) the Series 1999-1 Reserve Account or the Series 1999-1 Excess Collection Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) (each, a "Restrictive Action") for at least two (2) Business Days and either (x) a Series 1999-1 Enhancement Deficiency would result from excluding the Series 1999-1 Available Reserve Account Amount, in the case of a Restrictive Action in respect of the Series 1999-1 Reserve Account, and/or the amount of cash and Permitted Investments on deposit in the Series 1999-1 Excess Collection Account, in the case of a Restrictive Action in respect of the Series 1999-1 Excess Collection Account, from the Series 1999-1 Enhancement Amount or (y) solely in the case of a Restrictive Action in respect of the Series 1999-1 Reserve Account, the Series 1999-1 Liquidity Amount, excluding therefrom the Series 1999-1 Available Reserve Account Amount, would be less than the Series 1999-1 Required Liquidity Amount;

                  (h) any Series 1999-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 1999-1 Enhancement Deficiency would result from excluding such Series 1999-1 Letter of Credit from the Series 1999-1 Enhancement Amount or (y) the Series 1999-1 Liquidity Amount, excluding therefrom the available amount under such Series 1999-1 Letter of Credit, would be less than the Series 1999-1 Required Liquidity Amount;

                  (i) from and after the funding of the Series 1999-1 Cash Collateral Account, the Series 1999-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 1999-1 Enhancement Deficiency would result from excluding the Series 1999-1 Available Cash Collateral Account Amount from the Series 1999-1 Enhancement Amount or (y) the Series 1999-1 Liquidity Amount, excluding therefrom the Series 1999-1 Available Cash Collateral Amount, would be less than the Series 1999-1 Required Liquidity Amount;

                  (j) an Event of Bankruptcy shall have occurred with respect to any Series 1999-1 Letter of Credit Provider or any Series 1999-1 Letter of Credit Provider repudiates its Series 1999-1 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 1999-1 Enhancement Deficiency would result from excluding such Series 1999-1 Letter of Credit from the Series 1999-1 Enhancement Amount or (y) the Series 1999-1 Liquidity Amount, excluding therefrom the available amount under such Series 1999-1 Letter of Credit, would be less than the Series 1999-1 Required Liquidity Amount;

                  (k) the Trustee shall make a demand for payment under the Surety Bond;

                  (l) the occurrence of an Event of Bankruptcy with respect to the Surety Provider;

                  (m) the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond;

                  (n) all principal and interest of the Class A-1 Notes is not paid in full on or before the Class A-1 Expected Final Distribution Date, all principal and interest of the Class A-2 Notes is not paid in full on or before the Class A-2 Expected Final Distribution Date or all principal and interest of the Class A-3 Notes is not paid in full on or before the Class A-3 Expected Final Distribution Date;

                  (o) ARG fails to comply with any of its other agreements or covenants in, or provisions of, the Series 1999-1 Notes or the Indenture and the failure to so comply materially and adversely affects the interests of the Series 1999-1 Noteholders and continues to materially and adversely affect the interests of the Series 1999-1 Noteholders for a period of forty-five (45) days after the earlier of
         (i) the date on which ARG obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to ARG by the Trustee or to ARG and the Trustee by the Required Noteholders; or

                  (p) any representation made by ARG in the Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Series 1999-1 Noteholders and such false representation is not cured for a period of forty-five (45) days after the earlier of (i) the date on which ARG obtains knowledge thereof or (ii) the date that written notice thereof is given to ARG by the Trustee or to ARG and the Trustee by the Required Noteholders;

In the case of (i) any event described in CLAUSES (a) through (n) above, an Amortization Event with respect to the Series 1999-1 Notes shall immediately occur without any notice or other action on the part of the Trustee or any Series 1999-1 Noteholder or (ii) any event described in



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

CLAUSE (o) or (p) above, either the Trustee, by written notice to ARG, or the Required Noteholders, by written notice to ARG and the Trustee, may declare that an Amortization Event has occurred with respect to the Series 1999-1 Notes as of the date of the notice. Amortization Events described in CLAUSES (a) through (n) above shall not be subject to waiver. An Amortization Event described in CLAUSE
(o) or (p) above shall be subject to waiver in accordance with Section 9.4 of the Base Indenture.

                                   ARTICLE IV

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

                  Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from any Lessee, any Leasing Company or ARG (i) to the effect that a Manufacturer Program is no longer a Series 1999-1 Eligible Manufacturer Program and that, as a result, the Series 1999-1 Maximum Non-Program Vehicle Amount is or will be exceeded or (ii) that ARG has determined to increase any Series 1999-1 Maximum Amount, (such notice, a "WAIVER REQUEST"), each Series 1999-1 Noteholder may, at its option, waive the Series 1999-1 Maximum Non-Program Vehicle Amount, or any other Series 1999-1 Maximum Amount if (i) no Amortization Event exists, (ii) the Required Noteholders and the Surety Provider consent to such waiver and (iii) 60 days prior, written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

                  Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Surety Provider and the Rating Agencies), all amounts which would otherwise be allocated to the Series 1999-1 Excess Collection Account (collectively, the "DESIGNATED AMOUNTS") from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 1999-1 Collection Account for ratable distribution as described below.

                  Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 1999-1 Noteholders and the Surety Provider, which notice shall be accompanied by a form of consent (each a "CONSENT") in the form of EXHIBIT G to this Series Supplement by which the Series 1999-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Series 1999-1 Maximum Amount. If the Trustee receives the consent of the Surety Provider and Consents from the Required Noteholders agreeing to waiver of the applicable Series 1999-1 Maximum Amount within forty-five (45) days after the Trustee notifies the Series 1999-1 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the "CONSENT PERIOD EXPIRATION DATE"), (i) the applicable Series 1999-1 Maximum Amount shall be deemed waived by the consenting Series 1999-1 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Series 1999-1 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.



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

                  If the Trustee receives Consents from the Required Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

                  (i) to the non-consenting Series 1999-1 Noteholders, if any, PRO RATA up to the amount required to pay all Series 1999-1 Notes held by such non-consenting Series 1999-1 Noteholders in full; and

                  (ii) any remaining Designated Amounts to the Series 1999-1 Excess Collection Account.

                  If the amount to be paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 1999-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw such Designated Amounts from the Series 1999-1 Collection Account and deposit same in the Series 1999-1 Distribution Account for distribution as follows:

                  (a) to the non-consenting Series 1999-1 Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 1999-1 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 1999-1 Notes held by the non-consenting Series 1999-1 Noteholders; and

                  (b) any remaining Designated Amounts to the Series 1999-1 Excess Collection Account.

                  If the Required Noteholders do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 1999-1 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

                  In the event that the Series 1999-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 1999-1 Noteholders.

                                   ARTICLE V

                           FORM OF SERIES 1999-1 NOTES

                  Section 5.1 RESTRICTED GLOBAL SERIES 1999-1 NOTES.

                  The Series 1999-1 Notes to be issued in the United States will be issued in book-entry form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "RESTRICTED GLOBAL CLASS A-1 NOTE", a "RESTRICTED GLOBAL CLASS A-2 NOTE" or a "RESTRICTED GLOBAL CLASS A-3 NOTE", as the case may be), substantially in the forms set forth in Exhibits A-1-1, A-2-l and A-3-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities



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

Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 1999-1 Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by ARG and authenticated by the Trustee in the manner set forth in
Section 2.4 of the Base Indenture. Interests in a Restricted Global Class A-1 Note, a Restricted Global Class A-2 Note or a Restricted Global Class A-3 Note will be exchangeable for definitive Class A-1 Notes, definitive Class A-2 Notes or definitive Class A-3 Notes, as the case may be, in accordance with the provisions of the Base Indenture (as modified by this Series Supplement).

                  Section 5.2 TEMPORARY GLOBAL SERIES 1999-1 NOTES: PERMANENT GLOBAL SERIES 1999-1 NOTES.

                  The Series 1999-1 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a "TEMPORARY GLOBAL CLASS A-1 NOTE", "TEMPORARY GLOBAL CLASS A-2 NOTE" or a "TEMPORARY GLOBAL CLASS A-3 NOTE", as the case may be), substantially in the forms set forth in Exhibits A-l-2, A-2-2 and A-3-2 hereto, which shall be deposited on behalf of the purchasers of the Series 1999-1 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Clearstream, Luxembourg, duly executed by ARG and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A-1 Note, a Temporary Global Class A-2 Note or a Temporary Global Class A-3 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a "PERMANENT GLOBAL CLASS A-L NOTE", a "PERMANENT GLOBAL CLASS A-2 NOTE" or a "PERMANENT GLOBAL CLASS A-3 NOTE", as the case may be), substantially in the forms set forth in Exhibits A-1-3, A-2-3 and A-3-3 hereto, in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Series Supplement). Interests in a Permanent Global Class A-1 Note, a Permanent Global Class A-2 Note or a Permanent Class A-3 Note will be exchangeable for definitive Class A-1 Notes, definitive Class A-2 Notes or definitive Class A-3 Notes, as the case may be, in accordance with the provisions of such Permanent Global Class A-1 Note, Permanent Global Class A-2 Note or Permanent Global Class A-3 Note and the Base Indenture (as modified by this Series Supplement).

                                   ARTICLE VI

                        TERMINATION OF SERIES SUPPLEMENT

                  Section 6.1 TERMINATION OF SERIES SUPPLEMENT.

                  (a) This Series Supplement shall cease to be of further effect when all Outstanding Series 1999-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation, ARG has paid all sums payable hereunder, the Surety



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

         Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under the Insurance Agreement and, if the Series 1999-1 Demand Note Payment on the Series 1999-1 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 1999-1 Cash Collateral Account in accordance with SECTION 2.8(i) of this Series Supplement.

                  (b) In addition, ARG may terminate all of its obligations under this Series Supplement if:

                  (i) ARG irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and ARG under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal and interest on the Series 1999-1 Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; PROVIDED, HOWEVER, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Series 1999-1 Notes;

                  (ii) ARG delivers to the Trustee an Officer's Certificate stating that all conditions precedent to satisfaction and discharge of this Series Supplement have been complied with, and an Opinion of Counsel to the same effect;

                  (iii) ARG delivers to the Trustee an Officer's Certificate stating that no Potential Amortization Event or Amortization Event, in either case, shall have occurred and be continuing with respect to the Series 1999-1 Notes on the date of such deposit;

                  (iv) ARG delivers to the Trustee an Opinion of Counsel to the effect that the termination of ARG's obligations under this Series Supplement in accordance with the provisions of this ARTICLE VI shall not result in the recognition of gain by the Series 1999-1 Noteholders at the time of such termination; and

                  (v) the Series 1999-1 Rating Agency Confirmation and Consent Condition is satisfied.

         Then, this Series Supplement shall cease to be of further effect.

                  (c) After such irrevocable deposit made pursuant to SECTION 6.1(b) of this Series Supplement and satisfaction of the other conditions set forth herein, the Trustee promptly upon request shall acknowledge in writing the discharge of ARG's obligations under this Series Supplement.

                  In order to have money available on a payment date to pay principal or interest on the Series 1999-1 Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

                  Section 6.2 APPLICATION OF TRUST MONEY.

                  The Trustee or a trustee satisfactory to the Trustee and ARG shall hold in trust money or U.S. Government Obligations deposited with it pursuant to SECTION 6.1 of this Series Supplement. The Trustee shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Indenture to the payment of principal and interest on the Series 1999-1 Notes.

                  The provisions of this SECTION 6.2 shall survive the expiration or earlier termination of this Series Supplement.

                                  ARTICLE VII

                                     GENERAL

                  Section 7.1 OPTIONAL REPURCHASE.

                  Each Class of the Series 1999-1 Notes shall be subject to repurchase by ARG at its option in accordance with Section 6.2 of the Base Indenture on any Distribution Date after the Class A-1 Invested Amount, the Class A-2 Invested Amount or the Class A-3 Invested Amount, as the case may be, is reduced to an amount less than or equal to 10% of the Class A-l Initial Invested Amount, the Class A-2 Initial Invested Amount or the Class A-3 Initial Invested Amount, as the case may be (the "SERIES 1999-1 REPURCHASE AMOUNT") PROVIDED, HOWEVER, that, as a condition precedent to any repurchase, on or prior to the Distribution Date on which any Series 1999-1 Note is repurchased by ARG pursuant to this SECTION 7.1, ARG shall pay the Surety Bond Provider all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due and unpaid as of such Distribution Date. The repurchase price for any Series 1999-1 Note shall equal the aggregate outstanding principal balance of such Series 1999-1 Note (determined after giving effect to any payments of principal and interest on such Distribution Date), PLUS accrued and unpaid interest on such outstanding principal balance.

                  Section 7.2 INFORMATION.

                  (a) On or before each Distribution Date, ARG shall furnish to the Trustee and the Paying Agent a Monthly Noteholders' Statement with respect to the Series 1999-1 Notes, substantially in the form of EXHIBIT H, setting forth, INTER ALIA, the following information (which, in the cases of CLAUSES (ii), (iii) and (iv) below, will be expressed as a dollar amount per $1,000 of the initial Invested Amount of the Series 1999-1 Notes and as a percentage of the Series 1999-1 Invested Amount as of such date):





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

                  (i) the Series 1999-1 Invested Percentage with respect to Interest Collections and with respect to Principal Collections on the last day of the Related Month;

                  (ii) the total amount to be distributed to Series 1999-1 Noteholders on the next succeeding Distribution Date;

                  (iii) the amount of such distribution allocable to principal on each class of the Series 1999-1 Notes;

                  (iv) the amount of such distribution allocable to interest on each class of the Series 1999-1 Notes;

                  (v) the amount of Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent due under each Lease on such Distribution Date;

                  (vi) the amount of any withdrawal from the Series 1999-1 Reserve Account or Series 1999-1 Cash Collateral Account, any demand on the Series 1999-1 Demand Note, any drawing on the Series 1999-1 Letter of Credit or any demand on the Surety Bond anticipated to be made on such Distribution Date;

                  (vii) the Series 1999-1 Enhancement Amount and the Series 1999-1 Liquidity Amount, in each case, as of the close of business on such Distribution Date after giving effect to any withdrawals, drawings or demands on the Series 1999-1 Enhancement Amount on such Distribution Date;

                  (viii) the Class A-l/Class A-2 Carryover Controlled Amortization Amount or Class A-3 Carryover Controlled Amortization Amount, if any, for the Related Month;

                  (ix) whether, to the knowledge of the Servicer, any Lien exists on any of the Collateral (other than Liens granted pursuant to the Indenture and the other Related Documents or permitted thereunder);

                  (x) whether, to the knowledge of the Servicer, any Leasing Company Amortization Event or Lease Event of Default has occurred;

                  (xi) whether, to the knowledge of the Servicer, any Amortization Event or Potential Amortization Event with respect to the Series 1999-1 Notes has occurred;

                  (xii) the Operating Lease Asset Amount (or, the Aggregate Asset Amount on any Distribution prior to the Transition Date) and the amount of the Operating Lease Asset Amount Deficiency (or, the Aggregate Asset Amount Deficiency on any Distribution Date prior to the Transition Date), if any, at the close of business on the last day of the Related Month;




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

                  (xiii) the Series 1999-1 Non-Program Vehicle Amount and the Series 1999-1 Non-Program Vehicle Percentage as of the last day of the Related Month;

                  (xiv) the Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage as of the related Determination Date (including, as of such date, the Newer Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage, the Newer Series 1999-1 Non-Program Vehicle Percentage, the Older Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage, the Older Series 1999-1 Non-Program Vehicle Percentage, the Bankrupt Manufacturer Series 1999-1 Market Value Adjustment Percentage and the Bankrupt Manufacturer Series 1999-1 Vehicle Percentage);

                  (xv) the Series 1999-1 Required Enhancement Incremental Amount, if any, as of the last day of the Related Month;

                  (xvi) the Series 1999-1 Required Liquidity Amount as of the last day of the Related Month and whether the Series 1999-1 Liquidity Amount is less than the Series 1999-1 Required Liquidity Amount as of the last day of the Related Month;

                  (xvii) the Series 1999-1 Required Enhancement Amount and whether a Series 1999-1 Enhancement Deficiency exists and the amount thereof;

                  (xviii) with respect to each Manufacturer, the percentage of all Vehicles as of the end of the Related Month which were Series 1999-1 Program Vehicles manufactured by such Manufacturer;

                  (xix) with respect to each Manufacturer, the percentage of all Vehicles as of the end of the Related Month which were Series 1999-1 Non-Program Vehicles manufactured by such Manufacturer; and

                  (xx) a list of each Additional Lessee that became a party to any of the Leases during the Related Month.

                  The Trustee shall provide to the Series 1999-1 Noteholders, or their designated agent, and the Surety Provider copies of each Monthly Noteholders' Statement.

                  (b) On an annual basis, commencing March 31, 2000, ARG shall furnish to the Trustee, with copies to the Surety Provider and the Rating Agencies, a report (the "NON-PROGRAM VEHICLE REPORT") of a firm of nationally recognized independent public accountants (who may also render other services to ANC and its affiliates and which is acceptable to the Rating Agencies) to the effect that they have performed certain agreed upon procedure (effective through December 31 of the preceding year), specifically (i) compared the procedures related to the calculation of Disposition Proceeds and Termination Payments obtained from the sale or other disposition of Series 1999-1 Non-Program Vehicles (other than Casualties) sold or otherwise disposed of during each



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

         Related Month to those procedures outlined in the Related Documents and compared the results of such procedures to the corresponding amounts set forth in the Monthly Noteholders' Statement with respect to the Series 1999-1 Notes, (ii) compared the procedures related to the calculation of the Series 1999-1 Non-Program Vehicle Market Value Adjustment Percentage for each month in such period to those procedures outlined in the Related Documents and compared the results of such procedures with the corresponding amounts set forth in the Monthly Noteholders' Statement with respect to the Series 1999-1 Notes and
         (iii) compared the procedures related to the calculation of the Net Book Value and Fair Market Value of the Series 1999-1 Non-Program Vehicles for the Related Month to those procedures outlined in the Related Documents and compared the results of such procedures to the amounts set forth in the Monthly Noteholders' Statement with respect to the Series 1999-1 Notes, and that on the basis of such comparisons referenced in (i), (ii) and (iii) (which comparisons shall be provided as part of the Non-Program Vehicle Report) such accountants are reporting that the procedures are in compliance with the requirements of the Related Documents and the results of such procedures are in agreement with the amounts set forth in the Monthly Noteholders' Statement with respect to the Series 1999-1 Notes, in each case except for such exception as shall be set forth in such Non-Program Vehicle Report.

                  (c) Promptly upon becoming aware of any Potential Amortization Event, Amortization Event, Leasing Company Amortization Event, Potential Leasing Company Amortization Event, Lease Event of Default or Potential Lease Event of Default, ARG shall give the Surety Provider notice thereof, together with a certificate of an Authorized Officer of ARG setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by ARG. Promptly upon becoming aware of any claim by any Person that any payment received by ARG under the Series 1999-1 Demand Note was a voidable preference under the United States Bankruptcy Code, ARG shall give the Surety Provider and the Series 1999-1 Letter of Credit Providers notice thereof.

                  (d) Promptly upon becoming aware of any default under any Related Document, ARG shall give the Surety Provider notice thereof.

                  (e) ARG shall promptly furnish to the Surety Provider such other information as, and in such form as, the Surety Provider may reasonably request in connection with the transactions contemplated hereby.

                  Section 7.3 SERIES 1999-1 DEMAND NOTE.

                  Other than pursuant to a demand thereon pursuant to SECTION 2.5(b) or (c) of this Series Supplement, ARG shall not reduce the amount of the Series 1999-1 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series 1999-1 Demand Note after such reduction or forgiveness is less than the greater of the Series 1999-1 Letter of Credit Liquidity Amount and an amount equal to 0.50% of the Series 1999-1 Invested Amount; PROVIDED, HOWEVER that if ARG has first delivered to the Trustee an Opinion of Counsel that reduction or forgiveness of amounts owing under the Series 1999-1 Demand Note to an amount less than 0.50% of the Series 1999-1 Invested Amount will not have an adverse effect on the tax characterization of the Series 1999-1 Notes, ARG may reduce the amount of the Series

         1999-1 Demand Note or forgive amounts payable thereunder to an amount less than 0.50% of the Series 1999-1 Invested Amount but equal to or greater than the Series 1999-1 Letter of Credit Liquidity Amount. ARG shall not agree to any amendment of the Series 1999-1 Demand Note without first satisfying the Series 1999-1 Rating Agency Confirmation and Consent Condition.

                  Section 7.4 EXHIBITS.

                  The following exhibits attached hereto supplement the exhibits included in the Indenture:

                   Exhibit A-1-1:    Form of Restricted Global Class A-1 Note
                   Exhibit A-l-2:    Form of Temporary Global Class A-1 Note
                   Exhibit A-l-3:    Form of Permanent Global Class A-1 Note
                   Exhibit A-2-l:    Form of Restricted Global Class A-2 Note
                   Exhibit A-2-2:    Form of Temporary Global Class A-2 Note
                   Exhibit A-2-3:    Form of Permanent Global Class A-2 Note
                   Exhibit A-3-l:    Form of Restricted Global Class A-3 Note
                   Exhibit A-3-2:    Form of Temporary Global Class A-3 Note
                   Exhibit A-3-3:    Form of Permanent Global Class A-3 Note
                   Exhibit B:        Form of Series 1999-1 Demand Note
                   Exhibit C-l:      Series 1999-1 Eligible Non-Program
                                       Manufacturers
                   Exhibit C-2:      Series 1999-1 Eligible Program
                                       Manufacturers
                   Exhibit D:        Form of Series 1999-1 Interest Rate Cap
                   Exhibit E:        Form of Series 1999-1 Letter of Credit
                   Exhibit F:        Form of Lease Payment Deficit Notice
                   Exhibit G:        Form of Consent
                   Exhibit H:        Form of Monthly Noteholders' Statements

                  Section 7.5 RATIFICATION OF BASE INDENTURE.

                  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                  Section 7.6 NOTICE TO SURETY PROVIDER AND RATING AGENCIES.

                  The Trustee shall provide to the Surety Provider and each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Series Supplement or any other Related Document. Each such opinion of counsel shall be addressed to the Surety Provider, shall be from counsel reasonably acceptable to the Surety Provider and shall be in form and substance reasonably acceptable to the Surety Provider. The Trustee shall provide to the Surety Provider and each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to the Trustee, as the registered holder of the Leasing Company Notes, pursuant to the Leasing Company Related Documents. All such notices, opinions, certificates or other items to be delivered to the Surety Provider shall be forwarded to MBIA Insurance Corporation, 113 King

Street, Armonk, New York 10504, Attention: Insured Portfolio Management - SF, telecopy: (914) 765-3810: confirmation: (914) 765-3781.

                  Section 7.7 SURETY PROVIDER DEEMED NOTEHOLDER AND SECURED
PARTY.

                  Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 1999-1 Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, declarations, notices and/or taking any other action pursuant to the Base Indenture, this Series Supplement and the other Related Documents. Any reference in the Base Indenture or the Related Documents to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 1999-1 Notes, to refer to the rights or interests of the Surety Provider. In addition the Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 1999-1 Notes for all purposes under the Base Indenture and the other Related Documents and the Insurance Agreement shall constitute an "Enhancement Agreement" with respect to the Series 1999-1 Notes for all purposes under the Base Indenture and the other Related Documents. Furthermore, the Surety Provider shall be deemed to be a "Secured Party" under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Series Supplement.

                  Section 7.8 THIRD PARTY BENEFICIARY.

                  The Surety Provider is an express third party beneficiary of
(i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Series Supplement.

                  Section 7.9 PRIOR NOTICE BY TRUSTEE TO SURETY PROVIDER.

                  Subject to SECTION 10.1 of the Base Indenture, the Trustee agrees that so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes, other than the Series 1999-1 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 1999-1 Notes (except those set forth in CLAUSES (l) and (m) of ARTICLE III of this Series Supplement) until after the Trustee has given prior written notice thereof to the Surety Provider and obtained the direction of the Required Noteholders. The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 1999-1 Notes.

                  Section 7.10 SUBROGATION.

                  (a) In furtherance of and not in limitation of the Surety Provider's equitable right of subrogation, each of the Trustee and ARG acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 1999-1 Notes, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 1999-1 Noteholders under the Indenture. Each of ARG and the Trustee agree to such subrogation and, further, agree to take such actions as the Surety Provider may reasonably request to evidence such subrogation.



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

                  (b) In the event that (x) amounts are withdrawn from the Series 1999-1 Cash Collateral Account pursuant to SECTION 2.8(j) and paid to the Surety Provider with respect to a Preference Amount (as defined in the Surety
Bond) paid by the Surety Provider under the Surety Bond and (y) the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts payable under the Insurance Agreement and the Surety Provider has no further obligations in respect of the Surety Bond, the Surety Provider acknowledges that, to the extent of such withdrawal from the Series 1999-1 Cash Collateral Account and payment to the Surety Provider, the Series 1999-1 Letter of Credit Providers are to be fully subrogated to the extent of such payment to the Surety Provider, to the Surety Provider's equitable subrogation rights described in SECTION 7.10(a). By accepting payment of amounts withdrawn from the Series 1999-1 Cash Collateral Account, the Surety Provider agrees to such subrogation and, further, agrees to take such actions, at the expense of the Series 1999-1 Letter of Credit Providers, as the Series 1999-1 Letter of Credit Providers, if any, may reasonably request to evidence such subrogation.

                  Section 7.11 COUNTERPARTS.

                  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 7.12 GOVERNING LAW.

                  This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

                  Section 7.13 AMENDMENTS.

                  This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture and, accordingly, any such modification or amendment shall require the prior written consent of the Surety Provider.




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
                  IN WITNESS WHEREOF, ARG and the Trustee have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                              ARG FUNDING CORP.



                              By: /s/ Dwight Jenkins
                                  ----------------------------------------------
                                  Name:  Dwight Jenkins
                                  Title: Vice President and Assistant Secretary



                              THE BANK OF NEW YORK,
                              as Trustee

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:







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